                                                                    EXHIBIT 99.1


                              THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                                TABLE OF CONTENTS
                            AS OF SEPTEMBER 30, 2000




        INFORMATION                                                      PAGE
        -----------                                                      ----

Overview                                                                  5-6

Summary of Operating Properties                                            7

Summary of Properties Under Construction                                   8

Supplemental Financial Data                                                9

Property Operating Income                                                10-13

Unconsolidated Joint Ventures Net Income
  and Funds From Operations                                              14-15

Occupancy Analysis                                                        16

Lease Expiration Schedule                                                17-19

Rental Rates                                                              20

Average Rents                                                            21-22

Summary of Outstanding Consolidated Indebtedness                          23

Summary of Outstanding Unconsolidated Indebtedness                        24

Gross Tenant Reported Sales                                               25

Comparable Specialty Store Tenant Sales                                   26

Capital Expenditures                                                     27-29

Financial Ratios                                                         30-31

                              THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of September 30, 2000, a 1% interest as the sole general partner and a 58.68% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects), community shopping center and a portfolio of single tenant net lease properties. As of September 30, 2000, the Operating Partnership owns or holds an interest in the following operating properties:

         Mills                                                Location (Metropolitan Market Served)
         -----                                                -------------------------------------

         Franklin Mills                                       Philadelphia, PA (Philadelphia)
         Gurnee Mills                                         Gurnee, IL (Chicago)
         Potomac Mills                                        Woodbridge, VA (Washington, DC)
         Sawgrass Mills                                       Sunrise, FL (Ft. Lauderdale)
         Ontario Mills                                        Ontario, CA (Los Angeles)
         Grapevine Mills                                      Grapevine, TX (Dallas/Fort Worth)
         Arizona Mills                                        Tempe, AZ (Phoenix)
         The Oasis at Sawgrass                                Sunrise, FL (Ft. Lauderdale)
         Concord Mills                                        Concord, NC (Charlotte)
         Katy Mills                                           Houston, TX (Houston)
         Opry Mills                                           Nashville, TN (Nashville)

         Block
         -----
         The Block at Orange                                  Orange, CA  (Los Angeles)

         Community Center
         ----------------

         Liberty Plaza                                        Philadelphia, PA


In addition to the operating properties, the Company owns a portfolio of single tenant net lease properties which are located at various locations in the United States. Also, the Company is actively involved in the pre-development or development of a number of new projects, including Arundel Mills (Dorchester, MD), Discover Mills (Atlanta, GA), Colorado Mills (Denver, Colorado), Vaughan Mills (Toronto, Cananda) and Meadowlands Mills (Carlstadt, NJ).

                              THE MILLS CORPORATION
                                    OVERVIEW


CAUTIONARY STATEMENT

Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guarantees of future performance.


Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; the availability of financing; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated.

The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

                              THE MILLS CORPORATION
                         SUMMARY OF OPERATING PROPERTIES

The following table sets forth certain information with respect to the properties as of September 30, 2000:

                                                                                                         Anchor        Specialty
                                                                                         Total           Store           Store
                                           Metropolitan          Year    Ownership        GLA             GLA             GLA
  Name/Location                           Area Serviced         Opened  Percentage   (Sq. Ft.) (1)    (sq.ft.) (1)    (sq.ft.) (1)
-------------------------------------     -------------         ------  ----------  --------------   -------------   -------------

MILLS
Potomac Mills .......................    Washington D.C./        1985      100%        1,635,591        1,008,915         626,676
  Woodbridge, VA                           Baltimore
Franklin Mills ......................    Philadelphia/           1989      100%        1,739,420        1,125,314         614,106
  Philadelphia, PA                         Wilmington
Sawgrass Mills ......................    Fort Lauderdale, FL/    1990      100%        1,845,342        1,168,725         676,617
  Sunrise, FL                              Miami/Palm Beach
Gurnee Mills ........................    Chicago/Milwaukee       1991      100%        1,699,808        1,076,646         623,162
  Gurnee, IL
Ontario Mills .......................    Los Angeles             1996       50%        1,471,096          961,527         509,569
  Ontario, CA
Grapevine Mills .....................    Dallas/Fort Worth       1997      37.5%       1,547,611        1,026,628         520,983
  Grapevine, TX
Arizona Mills .......................    Phoenix                 1997      36.8%       1,233,884          700,731         533,153
  Tempe, AZ
The Oasis at Sawgrass ...............    Fort Lauderdale, FL/    1999       50%          290,063          134,860         155,203
  Sunrise, FL                              Miami/Palm Beach
Concord Mills .......................    Charlotte               1999      37.5%       1,257,042          691,338         565,704
  Concord, NC
Katy Mills ..........................    Houston                 1999      62.5%       1,158,553          595,993         562,560
  Houston, TX
Opry Mills ..........................    Nashville               2000      66.7%       1,086,408          552,882         533,526
  Nashville, TN
                                                                                     ------------     ------------    ------------
    MILLS TOTALS/WEIGHTED AVERAGES ..                                                 14,964,818        9,043,559       5,921,259
                                                                                     ============     ============    ============

The Block at Orange .................    Los Angeles/Orange      1998       50%          642,057          384,716         257,341
                                         County                                      ============     ============    ============


Liberty Plaza .......................    Philadelphia                                    315,027          262,747          52,280
                                                                                     ============     ============    ============

                                                                                                             12 Mos. Ended
                                                                               Annualized        No. of         9/30/00
                                           Metropolitan            Percent        Base           Anchor     Specialty Store
  Name/Location                           Area Serviced          Leased (2)     Rent (4)       Stores (3)      Sales PSF
-------------------------------------     -------------          ----------     --------       ----------      ---------

MILLS
Potomac Mills .......................    Washington D.C./           98%       $ 22,503,872         19          $     332
  Woodbridge, VA                           Baltimore
Franklin Mills ......................    Philadelphia/              96%         18,686,891         18                313
  Philadelphia, PA                         Wilmington
Sawgrass Mills ......................    Fort Lauderdale, FL/       97%         25,265,858         19                433
  Sunrise, FL                              Miami/Palm Beach
Gurnee Mills ........................    Chicago/Milwaukee          96%         18,043,084         17                300
  Gurnee, IL
Ontario Mills .......................    Los Angeles                97%         20,008,015         23                387
  Ontario, CA
Grapevine Mills .....................    Dallas/Fort Worth          98%         21,916,337         21                297
  Grapevine, TX
Arizona Mills .......................    Phoenix                    98%         19,724,207         16                316
  Tempe, AZ
The Oasis at Sawgrass ...............    Fort Lauderdale, FL/       88%          5,157,711          3                527
  Sunrise, FL                              Miami/Palm Beach
Concord Mills .......................    Charlotte                  91%         19,155,921         16           N/A (5)
  Concord, NC
Katy Mills ..........................    Houston                    92%         17,720,004         12           N/A (5)
  Houston, TX
Opry Mills ..........................    Nashville                  93%         20,579,071         14           N/A (5)
  Nashville, TN
                                                                              ------------    ------------
    MILLS TOTALS/WEIGHTED AVERAGES ..                               96%       $208,760,971        178          $     348
                                                                              ============    ============

The Block at Orange .................    Los Angeles/Orange         95%       $ 14,070,722         10          $     368
                                         County                               ============    ============


Liberty Plaza .......................    Philadelphia               96%       $  2,274,230          3
                                                                              ============    ============


(1) Includes 960,933 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills-80,000 square feet of gross leaseable area; Franklin Mills-209,612 square feet of gross leaseable area; Sawgrass Mills-281,774 square feet of gross leaseable area; Gurnee Mills-250,806 square feet of gross leaseable area; Liberty Plaza - 13,741 square feet of gross leaseable area; and Ontario Mills - 125,000 square feet of gross leaseable area.

(2) Gross leaseable area leased is defined as follows: all space leased and for which rent is being paid as of September 1, 2000, excluding tenants with leases having a term of less than 1 year plus gross leaseable area owned by store tenants described in footnote (1).

(3) Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

(4) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 9/1/00 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 177,063 square feet at Grapevine Mills.

(5) Twelve months ended September 30, 2000 sales per square foot information is not presented for Concord Mills, Katy Mills and Opry Mills which commenced business September 1999, October 1999 and May 2000, respectively. These projects have not reached stabilized performance levels.

                              THE MILLS CORPORATION
                    SUMMARY OF PROPERTIES UNDER CONSTRUCTION


                                                                                                Estimated
                                                  Anticipated      Approx.                      Aggregate
                                 Metropolitan       Opening          GLA           Company       Project
  Name/Location                 Area Serviced       Date (1)   (Sq. Ft.) (1,2)    Ownership     Cost (1)
------------------------        -------------     -----------  ---------------    ---------   ------------
                                                                                               (millions)

Arundel Mills                 Baltimore/              Fall        1,300,000         37.5%         $ 249
       Dorchester, MD         Washington D.C.         2000

Discover Mills                Atlanta                Spring       1,200,000         50.0%         $ 238
       Atlanta, GA                                    2001

                                                                                    Anchor
                                                      Required       Company's       Store
                                 Metropolitan        Equity from     Equity at      Tenant
  Name/Location                 Area Serviced          Company        9/30/00     Commitments
------------------------        -------------       -------------   -----------  -------------
                                                     (millions)

Arundel Mills                 Baltimore/              $ 17.50         $ 17.50          12
       Dorchester, MD         Washington D.C.

Discover Mills                Atlanta                 $     -         $     -           4
       Atlanta, GA

(1) Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2) Approximate GLA includes space that may be owned by certain anchor store tenants.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                           September 30                     September 30,
                                                                    2000              1999              2000               1999
                                                                 -----------       -----------       -----------        ----------
STATEMENT OF OPERATIONS DATA:

       REVENUES:
           Minimum rent                                             $24,370           $25,787           $76,292           $77,752
           Percentage rent                                              436               599             1,073             1,133
           Recoveries from tenants                                   12,611            13,254            39,139            39,759
           Other property revenue                                     2,373             2,307             6,873             5,728
           Management fee income                                      2,599             1,005             6,213             3,010
           Other fee income                                           3,187             2,325             8,099             6,310
           Interest income                                            2,521               589             3,833             2,125
                                                                 -----------       -----------       -----------        ----------
           Total revenues                                            48,097            45,866           141,522           135,817

       EXPENSES:
           Recoverable from tenants                                  10,968            11,424            33,616            34,634
           Other operating                                            1,352             1,279             3,711             3,733
           General and administrative                                 3,652             3,293            10,787             9,177
           Interest expense                                          13,715            11,781            40,978            34,551
           Depreciation and amortization                              9,316             8,786            28,549            26,179
                                                                 -----------       -----------       -----------        ----------
           Total expenses                                            39,003            36,563           117,641           108,274

       Other income/(expense)                                           349               (99)             (351)              544
       Gain on sale of community centers                             18,370                 -            18,370                 -
       Equity in earnings of unconsolidated joint ventures            1,860             3,392             6,049             6,749
                                                                 -----------       -----------       -----------        ----------

       Income before extraordinary item and minority interests       29,673            12,596            47,949            34,836

       Extraordinary losses on debt extinguishments                       -                 -            (3,147)           (2,762)
                                                                 -----------       -----------       -----------        ----------

       Income before minority interests                              29,673            12,596            44,802            32,074

       Minority interests                                           (11,994)           (5,115)          (18,116)          (13,028)
                                                                 -----------       -----------       -----------        ----------

       Net income                                                   $17,679            $7,481           $26,686           $19,046
                                                                 ===========       ===========       ===========        ==========

       Income per share before extraordinary item (Basic)             $0.76             $0.32             $1.23             $0.89
                                                                 ===========       ===========       ===========        ==========

       Income per share before extraordinary item (Diluted)           $0.76             $0.32             $1.23             $0.89
                                                                 ===========       ===========       ===========        ==========

       Net income per share (Basic)                                   $0.76             $0.32             $1.15             $0.82
                                                                 ===========       ===========       ===========        ==========
       Net income per share (Diluted)                                 $0.76             $0.32             $1.15             $0.82
                                                                 ===========       ===========       ===========        ==========

FUNDS FROM OPERATIONS (*):
       Income before extraordinary item
           and minority interests                                   $29,673           $12,596           $47,949           $34,836

       Adjustments:
           Add:  Depreciation and amortization of real estate
                 assets                                               7,936             7,665            24,403            23,153
           Add:  Real estate depreciation and amortization
                 of unconsolidated joint ventures                     6,633             3,106            19,968             8,690
           Less: Gain on disposition of community
                 centers                                            (18,370)                -           (18,370)                -
                                                                 -----------       -----------       -----------        ----------

       Funds from operations                                        $25,872           $23,367           $73,950           $66,679
                                                                 ===========       ===========       ===========        ==========


       BASIC:
       Weighted average shares                                       23,288            23,087            23,231            23,070
       Weighted average shares and units                             39,116            38,931            39,059            38,914

       DILUTED:
       Weighted average shares                                       23,311            23,541            23,287            23,460
       Weighted average shares and units                             39,139            39,386            39,115            39,304



      Note: Included in total revenues for the three months and nine months ended September 30, 2000 and 1999 were revenues relating to the ten community centers that were sold on August 3, 2000. The total revenues were $1,928 and $5,482 for the three months ended September 30, 2000 and 1999 and $12,809 and $16,276 for the nine months ended September 30, 2000 and 1999. Total expenses for the ten community centers in the respective periods in 2000 and 1999 were $1,958 and $4,519 for the three month period and $10,827 and $13,495 for the nine month period. Included in the total expenses for the ten community centers were $766 and $2,089 of interest expense and $351 and $1,006 of depreciation expense for the three month period ended September 30, 2000 and 1999, respectively. For the nine month period ended September 30, 2000 and 1999 were $4,877 and $6,116 of interest expense and $2,581 and $3,053 of depreciation expense.

------------------------------------------------------------------------------

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States
       (GAAP)), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000

WHOLLY OWNED PROPERTIES

                                                     Potomac         Franklin         Sawgrass         Gurnee         Mainstreet
                                                     -------         --------         --------         ------         ----------
RENTAL REVENUES:
      Minimum rent                                        $ 5,587         $ 4,752          $ 6,535         $ 4,597            $ 856
      Percentage rent                                          23              (2)             231              32              131
      Recoveries from tenants                               2,535           3,280            3,743           2,520               30
      Other revenue                                           412             218            1,004             461              179
                                                 -----------------------------------------------------------------------------------
          Total rental revenues                             8,557           8,248           11,513           7,610            1,196

PROPERTY OPERATING COSTS:
      Recoverable from tenants                              2,050           2,477            3,357           2,191                -
      Other operating  (1)                                    149             132               94             184              617
                                                 -----------------------------------------------------------------------------------
          Total property operating costs                    2,199           2,609            3,451           2,375              617

                                                 -----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                                 $ 6,358         $ 5,639          $ 8,062         $ 5,235            $ 579
                                                 ===================================================================================



                                                                   Total
                                                                w/o Disposed      Disposed
                                           Liberty Plaza          Properties(2)  Properties(2)     Total
                                           --------------        -----------     -----------       -----
RENTAL REVENUES:
      Minimum rent                                   $584           $ 22,911          $ 1,459        $ 24,370
      Percentage rent                                   -                415               21             436
      Recoveries from tenants                         153             12,261              350          12,611
      Other revenue                                     1              2,275               98           2,373
                                            ------------------------------------------------------------------
          Total rental revenues                       738             37,862            1,928          39,790

PROPERTY OPERATING COSTS:
      Recoverable from tenants                        141             10,216              752          10,968
      Other operating  (1)                             87              1,263               89           1,352
                                            ------------------------------------------------------------------
          Total property operating costs              228             11,479              842          12,320

                                            ------------------------------------------------------------------
PROPERTY OPERATING INCOME                            $510           $ 26,383          $ 1,087        $ 27,470
                                            ==================================================================


UNCONSOLIDATED JOINT VENTURES

                                                     Ontario         Grapevine        Arizona         The Block       The Oasis
                                                     -------         ---------        -------         ---------       ---------
RENTAL REVENUES:
      Minimum rent                                        $ 5,251         $ 6,101          $ 5,390         $ 4,048          $ 1,397
      Percentage rent                                          40              88              245              44                -
      Recoveries from tenants                               2,495           2,951            1,929             733              527
      Other revenue  (2)                                      873             917              734             158               48
                                                 -----------------------------------------------------------------------------------
          Total rental revenues                             8,659          10,057            8,298           4,983            1,972

PROPERTY OPERATING COSTS:
      Recoverable from tenants                              2,184           2,444            1,828             957              504
      Other operating  (1)                                    814             153              170             411              111
                                                 -----------------------------------------------------------------------------------
          Total property operating costs                    2,998           2,597            1,998           1,368              615

                                                 -----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                                 $ 5,661         $ 7,460          $ 6,300         $ 3,615          $ 1,357
                                                 ===================================================================================





                                                 Concord           Katy            Opry            Other            Total
                                                 -------           ----            ----            -----            -----
RENTAL REVENUES:
      Minimum rent                                   $ 5,168          $ 4,951         $ 5,518             $ 38         $ 37,862
      Percentage rent                                      1                -              48                -              466
      Recoveries from tenants                          1,682            2,147           1,819                1           14,284
      Other revenue  (2)                                 406              322             441                -            3,899
                                               ---------------------------------------------------------------------------------
          Total rental revenues                        7,257            7,420           7,826               39           56,511

PROPERTY OPERATING COSTS:
      Recoverable from tenants                         1,779            1,967           1,539                -           13,202
      Other operating  (1)                               198              125             257              170            2,409
                                               ---------------------------------------------------------------------------------
          Total property operating costs               1,977            2,092           1,796              170           15,611

                                               ---------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                            $ 5,280          $ 5,328         $ 6,030           $ (131)        $ 40,900
                                               =================================================================================


(1)   Total property operating costs excludes management fees as follows:
      Potomac Mills - $246, Franklin Mills - $182, Sawgrass Mills - $265, Gurnee Mills - $178, Liberty Plaza - $23, Disposed Properties - $55, Ontario Mills - $265, Grapevine Mills - $355, Arizona Mills - $392, The Block at Orange - $154, The Oasis at Sawgrass - $52 Concord Mills - $335, Katy Mills - $193 and Opry Mills - $256.

(2) On August 3, 2000 the Company sold its interests in ten community centers (the "Disposed Properties").

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999


WHOLLY OWNED PROPERTIES

                                                     Potomac         Franklin         Sawgrass         Gurnee         Mainstreet
                                                     -------         --------         --------         ------         ----------
RENTAL REVENUES:
      Minimum rent                                        $ 5,412         $ 4,495          $ 6,435         $ 4,591            $ 543
      Percentage rent                                          60               5              398              63               78
      Recoveries from tenants                               2,406           3,046            3,800           2,428               23
      Other revenue                                           230             157            1,064             391              100
                                                 -----------------------------------------------------------------------------------
          Total rental revenues                             8,108           7,703           11,697           7,473              744

PROPERTY OPERATING COSTS:
      Recoverable from tenants                              2,008           2,327            3,361           2,074                7
      Other operating  (1)                                    146             196              206             170              457
                                                 -----------------------------------------------------------------------------------
          Total property operating costs                    2,154           2,523            3,567           2,244              464

                                                 -----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                                 $ 5,954         $ 5,180          $ 8,130         $ 5,229            $ 280
                                                 ===================================================================================


                                                              Total
                                                           w/o Disposed        Disposed
                                         Liberty Plaza     Properties (2)    Properties (2)    Total
                                         --------------    --------------     -------------    -----
RENTAL REVENUES:
      Minimum rent                               $ 510           $ 21,986         $ 3,801         $ 25,787
      Percentage rent                                -                604              (5)             599
      Recoveries from tenants                      229             11,932           1,322           13,254
      Other revenue                                  1              1,943             364            2,307
                                        ------------------------------------------------------------------
          Total rental revenues                    740             36,465           5,482           41,947

PROPERTY OPERATING COSTS:
      Recoverable from tenants                     312             10,089           1,335           11,424
      Other operating  (1)                          15              1,190              89            1,279
                                         ------------------------------------------------------------------
          Total property operating costs           327             11,279           1,424           12,703

                                         ------------------------------------------------------------------
PROPERTY OPERATING INCOME                        $ 413           $ 25,186         $ 4,058         $ 29,244
                                         ==================================================================


UNCONSOLIDATED JOINT VENTURES


                                                     Ontario         Grapevine        Arizona         The Block       The Oasis
                                                     -------         ---------        -------         ---------       ---------
RENTAL REVENUES:
      Minimum rent                                        $ 4,821         $ 5,375          $ 5,266         $ 3,993          $ 1,488
      Percentage rent                                          51               -               26               7                -
      Recoveries from tenants                               2,358           2,564            2,396             747              385
      Other revenue                                           560             556              399             304               36
                                                 ----------------------------------------------------------------------------------
          Total rental revenues                             7,790           8,495            8,087           5,051            1,909

PROPERTY OPERATING COSTS:
      Recoverable from tenants                              2,145           2,144            2,084           1,071              452
      Other operating  (1)                                     90             172              443             231              132
                                                 ----------------------------------------------------------------------------------
          Total property operating costs                    2,235           2,316            2,527           1,302              584

                                                 ----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                                 $ 5,555         $ 6,179          $ 5,560         $ 3,749          $ 1,325
                                                 ==================================================================================


                                                     Concord          Other            Total
                                                     -------          -----            -----
RENTAL REVENUES:
      Minimum rent                                         $ 859             $ 38        $ 21,840
      Percentage rent                                          -                -              84
      Recoveries from tenants                                203                1           8,654
      Other revenue                                           65                -           1,920
                                                 -------------------------------------------------
          Total rental revenues                            1,127               39          32,498

PROPERTY OPERATING COSTS:
      Recoverable from tenants                               299                1           8,196
      Other operating  (1)                                     4               45           1,117
                                                 -------------------------------------------------
          Total property operating costs                     303               46           9,313

                                                 -------------------------------------------------
PROPERTY OPERATING INCOME                                  $ 824             $ (7)       $ 23,185
                                                 =================================================



(1)   Total property operating costs excludes management fees as follows:
      Potomac Mills - $229, Franklin Mills - $194, Sawgrass Mills - $288, Gurnee Mills - $210, Liberty Plaza - $20, Disposed Properties - $180, Ontario Mills - $207, Grapevine Mills - $353, Arizona Mills - $326, The Block at Orange - $154, The Oasis at Sawgrass - $47 and Concord Mills - $7.

(2) On August 3, 2000, the Company sold its interest in ten community centers (the "Disposed Properties").

                            THE MILLS CORPORATION
                          PROPERTY OPERATING INCOME
                                (IN THOUSANDS)
                                 (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

WHOLLY OWNED PROPERTIES                                                                                              Total
                                                                                                                 w/o Disposed
                                       Potomac    Franklin    Sawgrass     Gurnee    Mainstreet   Liberty Plaza   Properties (2)
                                       -------    --------    --------     ------    ----------   -------------   --------------
RENTAL REVENUES:
   Minimum rent                       $ 16,640    $ 13,848    $ 19,141    $ 13,629    $  2,089         $ 1,676       $ 67,023
   Percentage rent                          57          55         462          97         288               -            959
   Recoveries from tenants               7,473       9,264      11,337       7,541          85             549         36,249
   Other revenue                         1,098         755       2,813       1,114         516              41          6,337
                                      ---------------------------------------------------------------------------------------
      Total rental revenues             25,268      23,922      33,753      22,381       2,978           2,266        110,568

PROPERTY OPERATING COSTS:
   Recoverable from tenants              6,178       6,996      10,203       6,535           -             541         30,453
   Other operating  (1)                    484         509         317         409       1,681             111          3,511
                                      ---------------------------------------------------------------------------------------
      Total property operating costs     6,662       7,505      10,520       6,944       1,681             652         33,964

                                      ---------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME             $ 18,606    $ 16,417    $ 23,233    $ 15,437    $  1,297         $ 1,614       $ 76,604
                                      =======================================================================================

WHOLLY OWNED PROPERTIES
                                            Disposed
                                          Properties (2)    Total
                                          ------------      -----
RENTAL REVENUES:
   Minimum rent                               $  9,269    $ 76,292
   Percentage rent                                 114       1,073
   Recoveries from tenants                       2,890      39,139
   Other revenue                                   536       6,873
                                             -----------------------
      Total rental revenues                     12,809     123,377

PROPERTY OPERATING COSTS:
   Recoverable from tenants                      3,163      33,616
   Other operating  (1)                            200       3,711
                                             -----------------------
      Total property operating costs             3,363      37,327

                                             -----------------------
PROPERTY OPERATING INCOME                     $  9,446    $ 86,050
                                             =======================

UNCONSOLIDATED JOINT VENTURES

                                         Ontario    Grapevine    Arizona     The Block   The Oasis
                                         -------    ---------    -------     ---------   ---------
RENTAL REVENUES:
   Minimum rent                          $ 15,422    $ 17,660    $ 16,065    $ 12,411    $  4,393
   Percentage rent                            285         422         251          99           -
   Recoveries from tenants                  7,394       8,506       6,206       2,731       1,521
   Other revenue                            4,323       3,297       4,121         758         149
                                        ----------------------------------------------------------
      Total rental revenues                27,424      29,885      26,643      15,999       6,063

PROPERTY OPERATING COSTS:
   Recoverable from tenants                 6,484       7,319       5,911       3,478       1,468
   Other operating  (1)                     1,352         344         534         717         226
                                        ----------------------------------------------------------
      Total property operating costs        7,836       7,663       6,445       4,195       1,694

                                        ----------------------------------------------------------
PROPERTY OPERATING INCOME                $ 19,588    $ 22,222    $ 20,198    $ 11,804    $  4,369
                                        ==========================================================


                                        Concord       Katy       Opry        Other        Total
                                        -------       ----       ----        -----        -----
RENTAL REVENUES:
   Minimum rent                         $ 15,182    $ 14,651    $  8,499    $    114     $104,397
   Percentage rent                           127         167          48           -        1,399
   Recoveries from tenants                 4,635       6,587       2,935           3       40,518
   Other revenue                           1,306       1,059         673           -       15,686
                                        ---------------------------------------------------------
      Total rental revenues               21,250      22,464      12,155         117      162,000

PROPERTY OPERATING COSTS:
   Recoverable from tenants                4,647       6,313       2,533           -       38,153
   Other operating  (1)                      413         441         432         283        4,742
                                        ---------------------------------------------------------
      Total property operating costs       5,060       6,754       2,965         283       42,894

                                        ---------------------------------------------------------
PROPERTY OPERATING INCOME               $ 16,190    $ 15,710    $  9,190    $   (166)    $119,106
                                        =========================================================

(1)    Total property operating costs excludes management fees as follows:
       Potomac Mills - $723, Franklin Mills - $573, Sawgrass Mills - $778, Gurnee Mills - $542, Liberty Plaza - $69, Disposed Properties - $369, Ontario Mills - $731, Grapevine Mills - $1,120, Arizona Mills - $1,081, The Block at Orange - $484, The Oasis at Sawgrass - $159 Concord Mills - $981, Katy Mills - $534 and Opry Mills - $333.

(2) On August 3, 2000, the Company sold its interest in ten community centers (the "Disposed Properties").

                            THE MILLS CORPORATION
                          PROPERTY OPERATING INCOME
                                (IN THOUSANDS)
                                 (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

WHOLLY OWNED PROPERTIES
                                                                                                                       Total
                                                                                                                    w/o Disposed
                                         Potomac    Franklin    Sawgrass     Gurnee    Mainstreet   Liberty Plaza   Properties (2)
                                         -------    --------    --------     ------    ----------   -------------   -------------
RENTAL REVENUES:
   Minimum rent                         $ 16,209    $ 13,934    $ 19,405    $ 13,372    $  1,297         $ 1,748        $ 65,965
   Percentage rent                            85          60         635          99         202               -           1,081
   Recoveries from tenants                 7,273       8,952      11,596       7,251          54             586          35,712
   Other revenue                             604         639       2,653         961         476               5           5,338
                                        -----------------------------------------------------------------------------------------
      Total rental revenues               24,171      23,585      34,289      21,683       2,029           2,339         108,096

PROPERTY OPERATING COSTS:
   Recoverable from tenants                6,242       7,049      10,363       6,326           7             657          30,644
   Other operating  (1)                      502         665         453         453       1,258              72           3,403
                                        ------------------------------------------------------------------------------------------
      Total property operating costs       6,744       7,714      10,816       6,779       1,265             729          34,047

                                        ------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME               $ 17,427    $ 15,871    $ 23,473    $ 14,904    $    764         $ 1,610        $ 74,049
                                        ==========================================================================================

WHOLLY OWNED PROPERTIES
                                           Disposed
                                        Properties (2)   Total
                                        --------------   -----
RENTAL REVENUES:
   Minimum rent                            $ 11,787    $ 77,752
   Percentage rent                               52       1,133
   Recoveries from tenants                    4,047      39,759
   Other revenue                                390       5,728
                                         -----------------------
      Total rental revenues                  16,276     124,372

PROPERTY OPERATING COSTS:
   Recoverable from tenants                   3,990      34,634
   Other operating  (1)                         330       3,733
                                         -----------------------
      Total property operating costs          4,320      38,367

                                         -----------------------
PROPERTY OPERATING INCOME                  $ 11,956    $ 86,005
                                         =======================

UNCONSOLIDATED JOINT VENTURES

                                         Ontario  Grapevine    Arizona   The Block  The Oasis
                                         -------  ---------    -------   ---------  ---------
RENTAL REVENUES:
   Minimum rent                          $14,487    $16,095    $15,636    $11,832    $ 2,680
   Percentage rent                            52          -        136         10          -
   Recoveries from tenants                 7,130      7,520      6,638      2,776        640
   Other revenue                           1,338      1,454      1,177        953         49
                                       --------------------------------------------------------
      Total rental revenues               23,007     25,069     23,587     15,571      3,369

PROPERTY OPERATING COSTS:
   Recoverable from tenants                6,504      6,729      6,091      3,672        702
   Other operating  (1)                      382        611        786        625        240
                                       --------------------------------------------------------
      Total property operating costs       6,886      7,340      6,877      4,297        942

                                       --------------------------------------------------------
PROPERTY OPERATING INCOME                $16,121    $17,729    $16,710    $11,274    $ 2,427
                                       ========================================================

UNCONSOLIDATED JOINT VENTURES

                                         Concord    Other       Total
                                         -------    -----       -----
RENTAL REVENUES:
   Minimum rent                          $   859    $    72     $61,661
   Percentage rent                             -          -         198
   Recoveries from tenants                   203          5      24,912
   Other revenue                              65          -       5,036
                                      ---------------------------------
      Total rental revenues                1,127         77      91,807

PROPERTY OPERATING COSTS:
   Recoverable from tenants                  299          9      24,006
   Other operating  (1)                        4        218       2,866
                                      ---------------------------------
      Total property operating costs         303        227      26,872

                                      ---------------------------------
PROPERTY OPERATING INCOME                $   824    $  (150)    $64,935
                                      =================================


(1)    Total property operating costs excludes management fees as follows:
       Potomac Mills - $665, Franklin Mills - $587, Sawgrass Mills - $897, Gurnee Mills - $598, Liberty Plaza - $70, Disposed Properties - $515, Ontario Mills - $590, Grapevine Mills - $1,012, Arizona Mills - $1,018, The Block at Orange - $503, The Oasis at Sawgrass - $81 and Concord Mills
       - $7.

(2) On August 3, 2000, the Company sold its interest in ten community centers (the "Disposed Properties").

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000


                                                         Ontario    Grapevine     Arizona    The Block    The Oasis
                                                         -------    ---------     -------    ---------    ---------
REVENUES:
      Minimum rent                                       $  5,251    $  6,101    $  5,390     $  4,048     $  1,397
      Percentage rent                                          40          88         245           44            -
      Recoveries from tenants                               2,495       2,951       1,929          733          527
      Interest income                                         151         119          54          544          133
      Other revenue                                           873         917         734          158           48
                                                         -----------------------------------------------------------
            Total revenues                                  8,810      10,176       8,352        5,527        2,105

EXPENSES:
      Recoverable from tenants                              2,184       2,444       1,828          957          504
      Other operating  (1)                                  1,079         508         562          565          163
      Interest expense                                      2,377       2,432       3,024        2,569          961
      Depreciation and amortization                         1,325       2,743         337        2,323        1,029
                                                         -----------------------------------------------------------
           Total Expenses                                   6,965       8,127       5,751        6,414        2,657

      Gain on Land Sales                                        -           -           -            -            -
      Other                                                     -           -          (7)         (15)           -
                                                         -----------------------------------------------------------

NET INCOME/(LOSS)                                           1,845       2,049       2,594         (902)        (552)
                                                         ===========================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items                           1,845       2,049       2,594         (902)        (552)

Adjustments:
      Add: Depreciation and amortization of
          real estate assets                                1,288       2,699         175        2,162          912
                                                         -----------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                              $  3,133    $  4,748    $  2,769     $  1,260     $    360
                                                         ===========================================================

MILLS ALLOCATIONS:

      Mills share of FFO                                    1,367       1,613       1,020          309           81
      Management Fees due Mills                               265         204         255          154           52
                                                         -----------------------------------------------------------

      Total Mills FFO                                    $  1,632    $  1,817    $  1,275     $    463     $    133
                                                         ===========================================================

      Mills share of net income/(loss)                   $    804    $    693    $    956     $   (222)    $   (127)
                                                         ===========================================================

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000


                                                         Concord       Katy         Opry        Other        Total
                                                         -------       ----         ----        -----        -----
REVENUES:
      Minimum rent                                       $  5,168     $  4,951     $  5,518    $     38     $ 37,862
      Percentage rent                                           1            -           48           -          466
      Recoveries from tenants                               1,682        2,147        1,819           1       14,284
      Interest income                                          92        1,019          309         245        2,666
      Other revenue                                           406          322          441           -        3,899
                                                         -----------------------------------------------------------
            Total revenues                                  7,349        8,439        8,135         284       59,177

EXPENSES:
      Recoverable from tenants                              1,779        1,967        1,539           -       13,202
      Other operating  (1)                                    533          318          513         170        4,411
      Interest expense                                      3,104        2,443        3,390         477       20,777
      Depreciation and amortization                         3,332        3,842        2,636         377       17,944
                                                         -----------------------------------------------------------
           Total Expenses                                   8,748        8,570        8,078       1,024       56,334

      Gain on Land Sales                                        -            -            -         250          250
      Other                                                     -            -            -        (535)        (557)
                                                         -----------------------------------------------------------

NET INCOME/(LOSS)                                          (1,399)        (131)          57      (1,025)       2,536
                                                         ===========================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items                          (1,399)        (131)          57      (1,025)       2,536

Adjustments:
      Add: Depreciation and amortization of
          real estate assets                                3,099        3,501        2,332         377       16,545
                                                         -----------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                              $  1,700     $  3,370     $  2,389    $   (648)    $ 19,081
                                                         ===========================================================

MILLS ALLOCATIONS:

      Mills share of FFO                                      595        1,767        1,728          13        8,493
      Management Fees due Mills                               242          192          255           -        1,619
                                                         -----------------------------------------------------------

      Total Mills FFO                                    $    837     $  1,959     $  1,983    $     13       10,112
                                                         ===========================================================

      Mills share of net income/(loss)                   $   (496)    $    367     $     38    $   (155)    $  1,860
                                                         ===========================================================


(1)   Total property operating costs includes management fees as follows:
      Ontario Mills - $265, Grapevine Mills - $355, Arizona Mills - $392, The Block at Orange - $154, The Oasis at Sawgrass - $52, Concord Mills - $335, Katy Mills - $193 and Opry Mills $256.

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000


                                                         Ontario      Grapevine     Arizona      The Block     The Oasis
                                                         -------      ---------     -------      ---------     ---------
REVENUES:
      Minimum rent                                       $  15,422    $  17,660    $  16,065     $  12,411     $   4,393
      Percentage rent                                          285          422          251            99             -
      Recoveries from tenants                                7,394        8,506        6,206         2,731         1,521
      Interest income                                        1,147          321          186         1,544           407
      Other revenue                                          4,323        3,297        4,121           758           149
                                                         ----------------------------------------------------------------
            Total revenues                                  28,571       30,206       26,829        17,543         6,470

EXPENSES:
      Recoverable from tenants                               6,484        7,319        5,911         3,478         1,468
      Other operating  (1)                                   2,083        1,464        1,615         1,201           385
      Interest expense                                       7,101        7,298        8,423         7,129         2,397
      Depreciation and amortization                          6,584        8,027        5,620         6,855         3,026
                                                         ----------------------------------------------------------------
           Total Expenses                                   22,252       24,108       21,569        18,663         7,276

      Gain on Land Sales                                         -            -            -             -             -
      Other                                                      -            -          (22)          (49)            -
                                                         ----------------------------------------------------------------

NET INCOME                                                   6,319        6,098        5,238        (1,169)         (806)
                                                         ================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items                            6,319        6,098        5,238        (1,169)         (806)

Adjustments:
      Add: Depreciation and amortization of
          real estate assets                                 6,475        7,897        5,133         6,371         2,675
                                                         ----------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                              $  12,794    $  13,995    $  10,371     $   5,202     $   1,869
                                                         ================================================================

MILLS ALLOCATIONS:

      Mills share of FFO                                     5,577        4,750        3,821         1,277           426
      Management Fees due Mills                                731          714          703           484           159
                                                         ----------------------------------------------------------------

      Total Mills FFO                                    $   6,308    $   5,464    $   4,524     $   1,761     $     585
                                                         ================================================================

      Mills share of net income                          $   2,754    $   2,070    $   1,930     $    (287)    $    (184)
                                                         ================================================================

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000


                                                          Concord        Katy          Opry         Other         Total
                                                          -------        ----          ----         -----         -----
REVENUES:
      Minimum rent                                       $  15,182     $  14,651     $   8,499    $     114     $ 104,397
      Percentage rent                                          127           167            48            -         1,399
      Recoveries from tenants                                4,635         6,587         2,935            3        40,518
      Interest income                                          516         1,790           434          526         6,871
      Other revenue                                          1,306         1,059           673            -        15,686
                                                         ----------------------------------------------------------------
            Total revenues                                  21,766        24,254        12,589          643       168,871

EXPENSES:
      Recoverable from tenants                               4,647         6,313         2,533            -        38,153
      Other operating  (1)                                   1,394           974           767          283        10,166
      Interest expense                                       8,384         6,429         4,653          608        52,422
      Depreciation and amortization                         10,019        10,881         4,200        1,128        56,340
                                                         ----------------------------------------------------------------
           Total Expenses                                   24,444        24,597        12,153        2,019       157,081

      Gain on Land Sales                                         -             -             -        2,651         2,651
      Other                                                      -             -             -         (934)       (1,005)
                                                         ----------------------------------------------------------------

NET INCOME                                                  (2,678)         (343)          436          341        13,436
                                                         ================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items                           (2,678)         (343)          436          341        13,436

Adjustments:
      Add: Depreciation and amortization of
          real estate assets                                 9,333         9,862         3,698        1,128        52,572
                                                         ----------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                              $   6,655     $   9,519     $   4,134    $   1,469     $  66,008
                                                         ================================================================

MILLS ALLOCATIONS:

      Mills share of FFO                                     2,329         4,226         2,996          615        26,017
      Management Fees due Mills                                673           533           332            -         4,329
                                                         ----------------------------------------------------------------

      Total Mills FFO                                    $   3,002     $   4,759     $   3,328    $     615     $  30,346
                                                         ================================================================

      Mills share of net income                          $    (937)    $     281     $     316    $     106     $   6,049
                                                         ================================================================


(1)   Total property operating costs includes management fees as follows:
      Ontario Mills - $731, Grapevine Mills - $1,120, Arizona Mills - $1,081, The Block at Orange - $484, The Oasis at Sawgrass - $159, Concord Mills - $981, Katy Mills - $534 and Opry Mills $333.

                              THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS



                                              GROSS LEASED & OCCUPIED AREA (S.F.) (1)

                                                        GLA Occupied (3)
Project                               Total GLA             at 9/00                 %
-------                               ---------             -------                 -

Potomac Mills                               1,635,591            1,600,159               97.83%
Franklin Mills                              1,739,420            1,667,578               95.87%
Sawgrass Mills                              1,845,342            1,784,616               96.71%
Gurnee Mills                                1,699,808            1,629,887               95.89%
                                 ---------------------------------------------------------------
Total Mills                                 6,920,161            6,682,240               96.56%

Liberty Plaza                                 315,027              303,136               96.23%
                                 ---------------------------------------------------------------
                                              315,027              303,136               96.23%

                                 ---------------------------------------------------------------
Total Wholly Owned                          7,235,188            6,985,376               96.55%
                                 ===============================================================

Joint Ventures:

Ontario Mills                               1,471,096            1,433,121               97.42%
Grapevine Mills                             1,547,611            1,521,685               98.32%
Arizona Mills                               1,233,884            1,206,788               97.80%
Concord Mills                               1,257,042            1,149,682               91.46%
Katy Mills                                  1,158,553            1,061,337               91.61%
Opry Mills                                  1,086,408            1,006,265               92.62%
The Oasis at Sawgrass                         290,063              256,210               88.33%
The Block at Orange                           642,057              611,887               95.30%
                                 ---------------------------------------------------------------

Total Joint Ventures                        8,686,714            8,246,975               94.94%
                                 ===============================================================

Total Mills                                14,964,818           14,317,328               95.67%
                                 ===============================================================

Total Mills and Block                      15,606,875           14,929,215               95.66%
                                 ===============================================================

Total Wholly Owned
  and Joint Ventures                       15,921,902           15,232,351               95.67%
                                 ===============================================================




                                         GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                                           Total           GLA Occupied (3)
Project                                Specialty GLA           at 9/00                   %
-------                                -------------           -------                   -

Potomac Mills                                    626,676              591,244               94.35%
Franklin Mills                                   614,106              542,264               88.30%
Sawgrass Mills                                   676,617              635,891               93.98%
Gurnee Mills                                     623,162              553,241               88.78%
                                    ---------------------------------------------------------------
Total Mills                                    2,540,561            2,322,640               91.42%

Liberty Plaza                                     52,280               40,389               77.26%
                                    ---------------------------------------------------------------
                                                  52,280               40,389               77.26%

                                    ---------------------------------------------------------------
Total Wholly Owned                             2,592,841            2,363,029               91.14%
                                    ===============================================================

Joint Ventures:

Ontario Mills                                    509,569              471,594               92.55%
Grapevine Mills                                  520,983              495,057               95.02%
Arizona Mills                                    533,153              506,057               94.92%
Concord Mills                                    565,704              458,344               81.02%
Katy Mills                                       562,560              487,784               86.71%
Opry Mills                                       533,526              453,383               84.98%
The Oasis at Sawgrass                            155,203              121,350               78.19%
The Block at Orange                              257,341              227,171               88.28%
                                    ---------------------------------------------------------------

Total Joint Ventures                           3,638,039            3,220,740               88.53%
                                    ===============================================================

Total Mills                                    5,921,259            5,316,209               89.78%
                                    ===============================================================

Total Mills and Block                          6,178,600            5,543,380               89.72%
                                    ===============================================================

Total Wholly Owned
  and Joint Ventures                           6,230,880            5,583,769               89.61%
                                    ===============================================================



                                                          TOTAL VACANT S.F.

                                                                 Vacancies
Project                                      Anchor             Specialty              Total
-------                                      ------             ---------              -----

Potomac Mills                                            0               35,432               35,432
Franklin Mills                                           0               71,842               71,842
Sawgrass Mills                                      20,000               40,726               60,726
Gurnee Mills                                             0               69,921               69,921
                                      --------------------------------------------------------------
Total Mills                                         20,000              217,921              237,921

Liberty Plaza                                            0               11,891               11,891
                                       --------------------------------------------------------------
                                                         0               11,891               11,891

                                       --------------------------------------------------------------
Total Wholly Owned                                  20,000              229,812              249,812
                                       ==============================================================

Joint Ventures:

Ontario Mills                                            0               37,975               37,975
Grapevine Mills                                          0               25,926               25,926
Arizona Mills                                            0               27,096               27,096
Concord Mills                                            0              107,360              107,360
Katy Mills                                          22,440               74,776               97,216
Opry Mills                                               0               80,143               80,143
The Oasis at Sawgrass                                    0               33,853               33,853
The Block at Orange                                      0               30,170               30,170
                                       --------------------------------------------------------------

Total Joint Ventures                                22,440              417,299              439,739
                                       ==============================================================

Total Mills                                         42,440              605,050              647,490
                                       ==============================================================

Total Mills and Block                               42,440              635,220              677,660
                                       ==============================================================

Total Wholly Owned
  and Joint Ventures                                42,440              647,111              689,551
                                       ==============================================================



(1) Includes 960,933 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Grapevine Mills of 177,063 square feet are also included.
(2)    Anchor stores include all stores occupying more than 20,000 square feet.
(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of September 1, 2000, excluding tenants with leases that have a term of less than 1 year plus (ii) GLA owned by certain store tenants.

                            THE MILLS CORPORATION
                        LEASE EXPIRATION SCHEDULE (1)



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 2000 multiplied by 12.

                       No. of                     2000                 No. of                 2001
                       Leases                  Annualized              Leases              Annualized
                      Expiring     Sq Ft        Min. Rent     psf     Expiring   Sq Ft      Min. Rent       psf
                      --------     -----        ---------     ---     --------   -----      ---------       ---
Potomac Mills:
  Anchors    (2)            -           -     $        -   $     -        -           -    $         -   $     -
  Majors     (2)            1      20,114        250,000     12.43        2      67,052        602,846      8.99
  Specialty                 6      17,957        418,323     23.30       24      59,756      1,648,465     27.59
  Food Court                -           -              -         -        4       3,349        211,316     63.10
                      ---------------------------------------------   -------------------------------------------
                            7      38,071     $  668,323   $ 17.55       30     130,157    $ 2,462,627   $ 18.92


Franklin Mills:
  Anchors    (2)            -           -     $        -   $     -        1      70,701    $  $484,302   $  6.85
  Majors     (2)            -           -              -         -        1      25,127        178,402      7.10
  Specialty                 9      37,543        793,945     21.15       35      99,655      2,174,540     21.82
  Food Court                -           -              -         -        -           -              -         -
                      ---------------------------------------------   -------------------------------------------
                            9      37,543     $  793,945   $ 21.15       37     195,483    $ 2,837,244   $ 14.51


Sawgrass Mills:
  Anchors    (2,3)          -           -     $        -   $     -        2     147,915    $ 1,101,435   $  7.45
  Majors     (2)            1      20,189        240,000     11.89        -           -              -         -
  Specialty                23      79,563      1,783,660     22.42       42     144,641      3,408,126     23.56
  Food Court               12      10,795        528,723     48.98        2       1,711         91,275     53.35
                      ---------------------------------------------   -------------------------------------------
                           36     110,547     $2,552,383   $ 23.09       46     294,267    $ 4,600,836   $ 15.63


Gurnee Mills:
  Anchors    (2)            -           -     $        -   $     -        3     231,271    $ 1,381,540   $  5.97
  Majors     (2)            -           -              -         -        1      40,752        289,339      7.10
  Specialty                 6      21,965        406,773     18.52       48     156,746      3,231,693     20.62
  Food Court                -           -              -         -       13       9,429        530,238     56.23
                      ---------------------------------------------   -------------------------------------------
                            6      21,965     $  406,773   $ 18.52       65     438,198    $ 5,432,810   $ 12.40


Total Mills w/o Joint
Ventures:
  Anchors    (2)            -           -     $        -   $     -        6     449,887    $ 2,967,277   $  6.60
  Majors     (2)            2      40,303        490,000     12.16        4     132,931      1,070,587      8.05
  Specialty                44     157,028      3,402,701     21.67      149     460,798     10,462,824     22.71
  Food Court               12      10,795        528,723     48.98       19      14,489        832,829     57.48
                      ---------------------------------------------   -------------------------------------------
                           58     208,126     $4,421,424   $ 21.24      178   1,058,105    $15,333,517   $ 14.49
                      =============================================   ===========================================

                        No. of                   2002                   No. of                   After 2002
                        Leases                 Annualized               Leases                   Annualized
                       Expiring    Sq Ft       Min. Rent       psf     Expiring    Sq Ft          Min. Rent       psf
                       --------    -----       ---------       ---     --------    -----          ---------       ---
Potomac Mills:
  Anchors    (2)           -            -     $         -   $     -        6      538,991      $  3,724,192    $  6.91
  Majors     (2)           -            -               -         -        9      302,758         2,630,095       8.69
  Specialty               32      119,645       2,568,388     21.47      109      383,701         9,953,928      25.94
  Food Court               3        1,859         127,485     68.58        7        4,977           368,834      74.11
                       ---------------------------------------------   ------------------------------------------------
                          35      121,504     $ 2,695,873   $ 22.19      131    1,230,427      $ 16,677,049    $ 13.55


Franklin Mills:
  Anchors    (2)           -            -     $         -   $     -        4      357,592      $  3,089,629    $  8.64
  Majors     (2)           1       30,237         257,015      8.50        9      279,675         2,912,473      10.41
  Specialty               26       84,712       1,850,182     21.84       77      307,558         6,426,035      20.89
  Food Court               4        3,161         107,660     34.06       12        9,635           412,708      42.83
                       ---------------------------------------------   ------------------------------------------------
                          31      118,110     $ 2,214,857   $ 18.75      102      954,460      $ 12,840,845    $ 13.45


Sawgrass Mills:
  Anchors    (2,3)         -            -     $         -   $     -        6      510,865      $  3,144,206    $  6.15
  Majors     (2)           2       42,657         365,206      8.56        6      204,805         2,752,213      13.44
  Specialty               27       68,358       2,132,431     31.20       93      317,197         8,975,278      28.30
  Food Court               2        1,852          87,602     47.30       13       11,774           655,703      55.69
                       ---------------------------------------------   ------------------------------------------------
                          31      112,867     $ 2,585,239   $ 22.91      118    1,044,641      $ 15,527,400    $ 14.86


Gurnee Mills:
  Anchors    (2)           1       61,265     $   495,000   $  8.08        3      298,419      $  1,449,681    $  4.86
  Majors     (2)           1       33,627         252,202      7.50        5      160,506         1,840,098      11.46
  Specialty               23       71,104       1,598,510     22.48       76      285,338         6,097,988      21.37
  Food Court               5        3,611         228,158     63.18        8        5,048           241,864      47.91
                       ---------------------------------------------   ------------------------------------------------
                          30      169,607     $ 2,573,870   $ 15.18       92      749,311      $  9,629,631    $ 12.85


Total Mills w/o Joint
Ventures:
  Anchors    (2)           1       61,265     $   495,000   $  8.08       19    1,705,867      $ 11,407,708      $6.69
  Majors     (2)           4      106,521         874,423      8.21       29      947,744        10,134,879      10.69
  Specialty              108      343,819       8,149,511     23.70      355    1,293,794        31,453,229      24.31
  Food Court              14       10,483         550,905     52.55       40       31,434         1,679,109      53.42
                       ---------------------------------------------   ------------------------------------------------
                         127      522,088     $10,069,839   $ 19.29      443    3,978,839      $ 54,674,925     $13.74
                       =============================================   ================================================

                           No. of                     Total
                           Leases                  Annualized
                          Expiring     Sq Ft        Min. Rent        psf
                          --------     -----        ---------        ---
Potomac Mills:
  Anchors    (2)              6       538,991     $  3,724,192    $ 6.91
  Majors     (2)             12       389,924        3,482,941      8.93
  Specialty                 171       581,059       14,589,104     25.11
  Food Court                 14        10,185          707,635     69.48
                          -----------------------------------------------
                            203     1,520,159     $ 22,503,872    $14.80


Franklin Mills:
  Anchors    (2)              5       428,293     $  3,573,931    $ 8.34
  Majors     (2)             11       335,039        3,347,890      9.99
  Specialty                 147       529,468       11,244,702     21.24
  Food Court                 16        12,796          520,368     40.67
                          -----------------------------------------------
                            179     1,305,596     $ 18,686,891    $14.31


Sawgrass Mills:
  Anchors    (2,3)            8       658,780     $  4,245,641    $ 6.44
  Majors     (2)              9       267,651        3,357,419     12.54
  Specialty                 185       609,759       16,299,495     26.73
  Food Court                 29        26,132        1,363,303     52.17
                          -----------------------------------------------
                            231     1,562,322     $ 25,265,858    $16.17


Gurnee Mills:
  Anchors    (2)              7       590,955     $  3,326,221    $ 5.63
  Majors     (2)              7       234,885        2,381,639     10.14
  Specialty                 153       535,153       11,334,964     21.18
  Food Court                 26        18,088        1,000,260     55.30
                          -----------------------------------------------
                            193     1,379,081     $ 18,043,084    $13.08


Total Mills w/o Joint
Ventures:
  Anchors    (2)             26     2,217,019      $14,869,985     $6.71
  Majors     (2)             39     1,227,499       12,569,889     10.24
  Specialty                 656     2,255,439       53,468,265     23.71
  Food Court                 85        67,201        3,591,566     53.45
                          -----------------------------------------------
                            806     5,767,158      $84,499,705    $14.65
                          ===============================================

(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                            THE MILLS CORPORATION
                        LEASE EXPIRATION SCHEDULE (1)


The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 2000 multiplied by 12.


                          No. of                 2000                 No. of                 2001
                          Leases              Annualized              Leases              Annualized
                         Expiring   Sq Ft     Min. Rent      psf     Expiring   Sq Ft      Min. Rent       psf
                         --------   -----     ---------      ---     ---------  ------     ---------       ---
Ontario Mills:
  Anchors    (2)            -           -     $        -   $     -        -           -     $        -   $     -
  Majors     (2)            1      30,639        428,496     13.99        -           -              -         -
  Specialty                 4       7,935        240,907     30.36       44     192,787      3,748,837     19.45
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            5      38,574     $  669,403   $ 17.35       44     192,787     $3,748,837   $ 19.45


Grapevine Mills:
  Anchors    (2)            -           -     $        -   $     -        -           -     $        -   $     -
  Majors     (2)            -           -              -         -        -           -              -         -
  Specialty                 5      15,446        327,387     21.20       12      30,278        640,784     21.16
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            5      15,446     $  327,387   $ 21.20       12      30,278     $  640,784   $ 21.16


Arizona Mills:
  Anchors    (2)            -           -     $        -   $     -        -           -     $        -   $     -
  Majors     (2)            1      37,899        549,751     14.51        -           -              -         -
  Specialty                 7      26,691        639,837     23.97        8      17,212        444,141     25.80
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            8      64,590     $1,189,588   $ 18.42        8      17,212     $  444,141   $ 25.80


The Oasis at Sawgrass:
  Anchors    (2,3)          -           -     $        -   $     -        -           -     $        -   $     -
  Majors     (2)            -           -              -         -        -           -              -         -
  Specialty                 -           -              -         -        -           -              -         -
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            -           -     $        -   $     -        -           -     $        -   $     -


Concord Mills:
  Anchors    (2)            -           -     $        -   $     -        -           -     $        -   $     -
  Majors     (2)            -           -              -         -        -           -              -         -
  Specialty                 2      12,107        148,137     12.24        1       2,658         58,476     22.00
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            2      12,107     $  148,137   $ 12.24        1       2,658     $   58,476   $ 22.00


Katy Mills:
  Anchors    (2)            -           -     $        -   $     -        -           -     $        -   $     -
  Majors     (2)            -           -              -         -        -           -              -         -
  Specialty                 1       1,582         36,386     23.00        3      10,308        138,540     13.44
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            1       1,582     $   36,386   $ 23.00        3      10,308     $  138,540   $ 13.44


                           No. of                   2002                    No. of                   After 2002
                           Leases                 Annualized                Leases                   Annualized
                          Expiring     Sq Ft      Min. Rent        psf     Expiring    Sq Ft          Min. Rent       psf
                          --------     -----      ---------        ---     --------    -----          ---------       ---
Ontario Mills:
  Anchors    (2)                -            -     $         -   $     -        5      345,298      $  2,495,443    $  7.23
  Majors     (2)                -            -               -         -       16      460,590         5,620,250      12.20
  Specialty                    22       62,969       1,568,704     24.91       73      196,175         5,311,213      27.07
  Food Court                    -            -               -         -        3       11,728           594,165      50.66
                          -----------------------------------------------  -------------------------------------------------
                               22       62,969     $ 1,568,704   $ 24.91       97    1,013,791      $ 14,021,071    $ 13.83


Grapevine Mills:
  Anchors    (2)                -            -     $         -   $     -        4      393,386      $  4,358,510    $ 11.08
  Majors     (2)                1       23,329         279,948     12.00       15      432,850         5,827,372      13.46
  Specialty                    52      163,627       3,709,013     22.67       84      275,906         6,185,323      22.42
  Food Court                    -            -               -         -        1        9,800           588,000      60.00
                          -----------------------------------------------  -------------------------------------------------
                               53      186,956     $ 3,988,961   $ 21.34      104    1,111,942      $ 16,959,205    $ 15.25


Arizona Mills:
  Anchors    (2)                -            -     $         -   $     -        5      382,513      $  3,163,114    $  8.27
  Majors     (2)                -            -               -         -       10      280,319         3,838,473      13.69
  Specialty                    52      168,940       3,697,459     21.89       71      279,290         6,558,930      23.48
  Food Court                    -            -               -         -        1       13,924           832,502      59.79
                          -----------------------------------------------  -------------------------------------------------
                               52      168,940     $ 3,697,459   $ 21.89       87      956,046      $ 14,393,019    $ 15.05


The Oasis at Sawgrass:
  Anchors    (2,3)              -            -     $         -   $     -        1       32,802      $    615,322    $ 18.76
  Majors     (2)                -            -               -         -        2       42,578           882,869      20.74
  Specialty                     -            -               -         -       25      121,350         3,659,520      30.16
  Food Court                    -            -               -         -        -            -                 -          -
                          -----------------------------------------------  -------------------------------------------------
                                -            -     $         -   $     -       28      196,730      $  5,157,711    $ 26.22


Concord Mills:
  Anchors    (2)                -            -     $         -   $     -        5      433,278      $  4,714,862    $ 10.88
  Majors     (2)                -            -               -         -       11      258,064         3,299,960      12.79
  Specialty                     2        2,946          92,894     31.53      116      429,799        10,253,592      23.86
  Food Court                    -            -               -         -        1       10,830           588,000      54.29
                          -----------------------------------------------  -------------------------------------------------
                                2        2,946     $    92,894   $ 31.53      133    1,131,971      $ 18,856,414    $ 16.66


Katy Mills:
  Anchors    (2)                -            -     $         -   $     -        3      322,444      $  2,480,720    $  7.69
  Majors     (2)                -            -               -         -        9      251,109         3,729,539      14.85
  Specialty                     4        5,416         201,114     37.13      123      460,395        10,478,310      22.76
  Food Court                    -            -               -         -        1       10,083           655,395      65.00
                          -----------------------------------------------  -------------------------------------------------
                                4        5,416     $   201,114   $ 37.13      136    1,044,031      $ 17,343,964    $ 16.61

                            No. of                     Total
                            Leases                  Annualized
                           Expiring     Sq Ft        Min. Rent       psf
                           --------     -----        ---------       ---
Ontario Mills:
  Anchors    (2)               5       345,298     $  2,495,443   $  7.23
  Majors     (2)              17       491,229        6,048,746     12.31
  Specialty                  143       459,866       10,869,661     23.64
  Food Court                   3        11,728          594,165     50.66
                           -----------------------------------------------
                             168     1,308,121     $ 20,008,015   $ 15.30


Grapevine Mills:
  Anchors    (2)               4       393,386     $  4,358,510   $ 11.08
  Majors     (2)              16       456,179        6,107,320     13.39
  Specialty                  153       485,257       10,862,507     22.39
  Food Court                   1         9,800          588,000     60.00
                           -----------------------------------------------
                             174     1,344,622     $ 21,916,337   $ 16.30


Arizona Mills:
  Anchors    (2)               5       382,513     $  3,163,114   $  8.27
  Majors     (2)              11       318,218        4,388,224     13.79
  Specialty                  138       492,133       11,340,367     23.04
  Food Court                   1        13,924          832,502     59.79
                           -----------------------------------------------
                             155     1,206,788     $ 19,724,207   $ 16.34


The Oasis at Sawgrass:
  Anchors    (2,3)             1        32,802     $    615,322   $ 18.76
  Majors     (2)               2        42,578          882,869     20.74
  Specialty                   25       121,350        3,659,520     30.16
  Food Court                   -             -                -         -
                           -----------------------------------------------
                              28       196,730     $  5,157,711   $ 26.22


Concord Mills:
  Anchors    (2)               5       433,278     $  4,714,862   $ 10.88
  Majors     (2)              11       258,064        3,299,960     12.79
  Specialty                  121       447,510       10,553,099     23.58
  Food Court                   1        10,830          588,000     54.29
                           -----------------------------------------------
                             138     1,149,682     $ 19,155,921   $ 16.66


Katy Mills:
  Anchors    (2)               3       322,444     $  2,480,720   $  7.69
  Majors     (2)               9       251,109        3,729,539     14.85
  Specialty                  131       477,701       10,854,350     22.72
  Food Court                   1        10,083          655,395     65.00
                           -----------------------------------------------
                             144     1,061,337     $ 17,720,004   $ 16.70

(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                            THE MILLS CORPORATION
                        LEASE EXPIRATION SCHEDULE (1)


The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 2000 multiplied by 12.


                          No. of                 2000                 No. of                 2001
                          Leases              Annualized              Leases              Annualized
                         Expiring   Sq Ft     Min. Rent      psf     Expiring   Sq Ft      Min. Rent       psf
                         --------   -----     ---------      ---     --------   -----      ---------       ---
Opry Mills:
  Anchors    (2)            -           -    $         -   $     -        -           -    $         -    $    -
  Majors     (2)            -           -              -         -        -           -              -         -
  Specialty                 -           -              -         -        -           -              -         -
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            -           -    $         -   $     -        0           0    $         -    $    -


Total Mills with Joint
Ventures:
  Anchors    (2)            -           -    $         -   $     -        6     449,887    $ 2,967,277    $ 6.60
  Majors     (2)            4     108,841      1,468,247     13.49        4     132,931      1,070,587      8.05
  Specialty                63     220,789      4,795,355     21.72      217     714,041     15,493,602     21.70
  Food Court               12      10,795        528,723     48.98       19      14,489        832,829     57.48
                         ------------------------------------------  --------------------------------------------
                           79     340,425    $ 6,792,325   $ 19.95      246   1,311,348    $20,364,295    $15.53
                         ==========================================  ============================================

The Block at Orange:
  Anchors    (2)            -           -    $         -   $     -        -           -    $         -    $    -
  Majors     (2)            -           -              -         -        -           -              -         -
  Specialty                 4       5,281        304,115     57.59        5       4,634        214,937     46.38
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            4       5,281    $   304,115   $ 57.59        5       4,634    $   214,937    $46.38

Liberty Plaza:
  Anchors    (2)            -           -    $         -   $     -        -           -    $         -    $    -
  Majors     (2)            -           -              -         -        -           -              -         -
  Specialty                 1       5,553         79,191     14.26        2       3,400         12,346      3.63
  Food Court                -           -              -         -        -           -              -         -
                         ------------------------------------------  --------------------------------------------
                            1       5,553    $    79,191   $ 14.26        2       3,400    $    12,346    $ 3.63
                         ==========================================  ============================================

Totals:
  Anchors    (2)            -           -    $         -   $     -        6     449,887    $ 2,967,277    $ 6.60
  Majors     (2)            4     108,841      1,468,247     13.49        4     132,931      1,070,587      8.05
  Specialty                68     231,623      5,178,661     22.36      224     722,075     15,720,885     21.77
  Food Court               12      10,795        528,723     48.98       19      14,489        832,829     57.48
                         ------------------------------------------  --------------------------------------------
                           84     351,259    $ 7,175,631   $ 20.43      253   1,319,382    $20,591,578    $15.61
                         ==========================================  ============================================


                           No. of                    2002                   No. of                   After 2002
                           Leases                  Annualized               Leases                   Annualized
                          Expiring     Sq Ft       Min. Rent        psf    Expiring    Sq Ft          Min. Rent       psf
                          --------     -----       ---------        ---    --------    -----          ---------       ---
Opry Mills:
  Anchors    (2)                -            -     $         -    $    -        3      288,296     $   4,415,547    $ 15.32
  Majors     (2)                -            -               -         -       11      264,586         3,831,260      14.48
  Specialty                     -            -               -         -      123      443,237        11,571,314      26.11
  Food Court                    -            -               -         -        1       10,146           760,950      75.00
                          -----------------------------------------------  -------------------------------------------------
                                0            0     $         -    $    -      138    1,006,265     $  20,579,071    $ 20.45


Total Mills with Joint
Ventures:
  Anchors    (2)                1       61,265     $   495,000    $ 8.08       45    3,903,884     $  33,651,226    $  8.62
  Majors     (2)                5      129,850       1,154,371      8.89      103    2,937,840        37,164,602      12.65
  Specialty                   240      747,717      17,418,695     23.30      970    3,499,946        85,471,431      24.42
  Food Court                   14       10,483         550,905     52.55       48       97,945         5,698,121      58.18
                          -----------------------------------------------  -------------------------------------------------
                              260      949,315     $19,618,971    $20.67    1,166   10,439,615     $ 161,985,380    $ 15.52
                          ===============================================  =================================================

The Block at Orange:
  Anchors    (2)                -            -     $         -    $    -        2      172,785     $   3,467,818    $ 20.07
  Majors     (2)                -            -               -         -        8      211,931         3,221,937      15.20
  Specialty                     5        6,060         185,754     30.65       62      200,621         5,895,265      29.39
  Food Court                    -            -               -         -        8       10,575           780,896      73.84
                          -----------------------------------------------  -------------------------------------------------
                                5        6,060     $   185,754    $30.65       80      595,912     $  13,365,916    $ 22.43

Liberty Plaza:
  Anchors    (2)                -            -     $         -    $    -        3      262,747     $   1,872,270    $  7.13
  Majors     (2)                -            -               -         -        -            -                 -          -
  Specialty                     -            -               -         -        5       17,695           310,423      17.54
  Food Court                    -            -               -         -        -            -                 -          -
                          -----------------------------------------------  -------------------------------------------------
                                0            0     $         -    $    -        8      280,442     $   2,182,693    $  7.78
                          ===============================================  =================================================

Totals:
  Anchors    (2)                1       61,265     $   495,000    $ 8.08       50    4,339,416     $  38,991,314    $  8.99
  Majors     (2)                5      129,850       1,154,371      8.89      111    3,149,771        40,386,539      12.82
  Specialty                   245      753,777      17,604,449     23.35    1,037    3,718,262        91,677,119      24.66
  Food Court                   14       10,483         550,905     52.55       56      108,520         6,479,017      59.70
                          -----------------------------------------------  -------------------------------------------------
                              265      955,375     $19,804,725    $20.73    1,254   11,315,969     $ 177,533,989    $ 15.69
                          ===============================================  =================================================

                             No. of                     Total
                             Leases                  Annualized
                            Expiring     Sq Ft        Min. Rent       psf
                            --------     -----        ---------       ---
Opry Mills:
  Anchors    (2)                3       288,296    $   4,415,547   $ 15.32
  Majors     (2)               11       264,586        3,831,260     14.48
  Specialty                   123       443,237       11,571,314     26.11
  Food Court                    1        10,146          760,950     75.00
                            -----------------------------------------------
                              138     1,006,265    $  20,579,071   $ 20.45


Total Mills with Joint
Ventures:
  Anchors    (2)               52     4,415,036    $  37,113,503   $  8.41
  Majors     (2)              116     3,309,462       40,857,807     12.35
  Specialty                 1,490     5,182,493      123,179,083     23.77
  Food Court                   93       133,712        7,610,578     56.92
                            -----------------------------------------------
                            1,751    13,040,703    $ 208,760,971   $ 16.01
                            ===============================================

The Block at Orange:
  Anchors    (2)                2       172,785    $   3,467,818   $ 20.07
  Majors     (2)                8       211,931        3,221,937     15.20
  Specialty                    76       216,596        6,600,071     30.47
  Food Court                    8        10,575          780,896     73.84
                            -----------------------------------------------
                               94       611,887    $  14,070,722   $ 23.00

Liberty Plaza:
  Anchors    (2)                3       262,747    $   1,872,270   $  7.13
  Majors     (2)                -             -                -         -
  Specialty                     8        26,648          401,960     15.08
  Food Court                    -             -                -         -
                            -----------------------------------------------
                               11       289,395    $   2,274,230   $  7.86
                            ===============================================

Totals:
  Anchors    (2)               57     4,850,568    $  42,453,591   $  8.75
  Majors     (2)              124     3,521,393       44,079,744     12.52
  Specialty                 1,574     5,425,737      130,181,114     23.99
  Food Court                  101       144,287        8,391,474     58.16
                            -----------------------------------------------
                            1,856    13,941,985    $ 225,105,923   $ 16.15
                            ===============================================

(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                               RENTAL RATES (1)

The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the nine months ended September 30, 2000 and for the years ended December 31, 1999, 1998, 1997, and 1996.

                                                                             ANCHOR STORES
                             -----------------------------------------------------------------------------------------------------
                                       STORE OPENINGS                      STORE CLOSINGS                       RELEASING
                                        DURING YEAR                          DURING YEAR                        SPREAD (2)
                             -------------------------------   -------------------------------------   ---------------------------
                                 AVERAGE                            AVERAGE
                                BASE RENT         TOTAL            BASE RENT               TOTAL
                               PER SQ. FT.       SQ. FT.          PER SQ. FT.             SQ. FT.
                             ---------------  --------------   ------------------    ---------------
POTOMAC MILLS        2000        $13.75          62,778              $ 3.43                54,420        $10.32          300.81%
                     1999         12.00          24,077                   -                     -          N/A             N/A
                     1998         11.52          65,028                9.46                70,490          2.06           21.75%
                     1997          7.71          73,432                6.30                97,820          1.41           22.33%
                     1996         11.43          33,406               11.55                15,178         (0.12)          (1.04%)

FRANKLIN MILLS       2000        $10.31          50,034              $    -                     -        $ N/A             N/A
                     1999             -               -                7.24                67,555          N/A             N/A
                     1998         13.33         100,127                6.49                85,242          6.85          105.60%
                     1997         11.27          85,072                7.53                85,072          3.74           49.74%
                     1996         10.41          18,247               10.25                20,000          0.16            1.56%

GURNEE MILLS         2000        $    -               -              $    -                     -        $    -               -
                     1999          8.60          55,970(3)                -                     -          N/A             N/A
                     1998          7.10          40,752                6.45                40,752          0.65           10.08%
                     1997          4.92         184,259(3)                -                     -          N/A             N/A
                     1996         30.00          20,000                   -                     -          N/A             N/A

SAWGRASS MILLS       2000        $17.00          28,152              $    -                     -        $ N/A             N/A
                     1999             -               -               15.00                28,152          N/A             N/A
                     1998         15.00          28,152               15.00                28,152             -               -
                     1997          8.91          50,579                8.93                50,579         (0.02)          (0.21%)
                     1996         26.39          20,000               14.86                39,275         11.53           77.59%

ONTARIO MILLS        2000        $    -               -              $    -                     -        $    -               -
                     1999         11.82         135,707(4)             6.33                16,595          5.49           86.73%
                     1998             -               -                   -                     -             -               -

GRAPEVINE  MILLS     2000        $14.42         105,496              $14.20                32,285        $ 0.22            1.55%
                     1999          8.78          82,000(5)                -                     -          N/A             N/A

ARIZONA MILLS        2000        $    -               -              $    -                     -        $    -               -
                     1999             -               -                   -                     -             -               -

TOTAL MILLS          2000        $13.71         246,460              $ 7.44                86,705        $ 6.27           84.28%
                     1999         10.39         297,754                9.05               112,302          1.34           14.81%
                     1998         11.94         234,059                8.48               224,636          3.46           40.86%
                     1997          7.33         393,342                7.32               233,471          0.01            0.15%
                     1996         18.54          91,653               12.95                74,453          5.59           43.17%


                                                             SPECIALTY STORES
                   -------------------------------------------------------------------------------------------------
                           STORE OPENINGS                 STORE CLOSINGS                         RELEASING
                            DURING YEAR                     DURING YEAR                          SPREAD (2)
                   ---------------------------   --------------------------------    -------------------------------
                    AVERAGE                         AVERAGE
                   BASE RENT          TOTAL        BASE RENT             TOTAL
                   PER SQ. FT.       SQ. FT.      PER SQ. FT.           SQ. FT.
                   -----------     -----------   --------------       -----------
POTOMAC MILLS      $    29.11        51,114       $      27.94          54,140       $    1.18              4.21%
                        26.70        73,060              23.42          76,881            3.29             14.03%
                        27.68        70,769              27.91          62,034           (0.23)            (0.79%)
                        22.78       128,964              21.77         127,191            1.00              4.61%
                        23.64        83.594              21.80          66,607            1.84              8.44%

FRANKLIN MILLS     $    25.96        58,146       $      24.27          38,032       $    1.69              6.98%
                        21.83        86,646              23.34         113,810           (1.50)            (6.44%)
                        19.18       150,869              17.65         113,961            1.53              8.65%
                        20.16       112,670              19.34         106,202            0.83              4.29%
                        20.08        73,880              18.61         115,416            1.47              7.90%

GURNEE MILLS       $    25.15        37,321       $      19.36          46,751       $    5.79             29.90%
                        22.74        65,922              19.92          95,997            2.82             14.16%
                        21.07        99,886              18.59          88,220            2.48             13.35%
                        20.75       101,771              19.24         104,086            1.51              7.87%
                        19.01        74,447              18.63          71,457            0.38              2.04%

SAWGRASS MILLS     $    35.36        36,134       $      27.80          45,573       $    7.55             27.16%
                        39.16        31,982              31.15          55,470            8.01             25.71%
                        32.52        48,268              26.32          49,373            6.20             23.54%
                        30.00        72,188              24.57          64,626            5.42             22.08%
                        29.63        58,904              22.24          57,770            7.39             33.23%

ONTARIO MILLS      $    30.12        37,372       $      23.87          45,262       $    6.24             26.15%
                        29.65        30,580              27.97          39,224            1.67              5.97%
                        27.34        35,616              27.64          26,400           (0.30)            (1.08%)

GRAPEVINE MILLS    $    25.60        35,376       $      24.49          43,912       $    1.11              4.55%
                        26.81         9,195              27.27          30,776           (0.46)            (1.70%)

ARIZONA MILLS      $    27.42        42,184       $      23.89          41,286       $    3.53             14.77%
                        26.83        16,566              27.49          22,020           (0.66)            (2.40%)

TOTAL MILLS        $    28.23       297,647       $      24.61         314,956       $    3.62             14.71%
                        26.09       318,864              24.50         454,633            1.59              6.49%
                        23.43       405,408              21.80         339,988            1.63              7.49%
                        22.83       415,593              20.92         402,105            1.90              9.10%
                        22.76       290,825              19.97         311,250            2.79             13.97%


(1) Katy Mills, Concord Mills, The Oasis at Sawgrass, and The Block at Orange are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997 and Grapevine Mills and Arizona Mills for 1998 are excluded.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the six months ended June 30, 2000, and for the years ended December 31, 1999, 1998, 1997 and 1996. Openings and closings include renewals but exclude exercised options. The releasing spreads for the nine months ended September 30, 2000 may not be representative of annualized leasing spreads due to the limited time period.

(3) For 1997, primarily consists of expansion space related to two anchor stores, Bass Pro and Computer City comprising 125,000 sq. ft. and 25,000 sq. ft., respectively. For 1999, consists of expansion space related to an anchor store, Rinkside Sports comprising 55,970 sq. ft.

(4) Consists of expansion space related to several anchor stores, Sam Ash Music, Iguana Ameramex, Hollytron, Cost Plus, and Vans Skate Park comprising 23,086 sq. ft., 23,194 sq. ft., 21,978 sq. ft., 20,121 sq.
      ft., and 47,328 sq. ft., respectively.

(5)   Consists of expansion space related to Polar Ice.

Note:   Totals may not sum due to rounding

                                AVERAGE RENTS

The following table sets forth, for the nine months ended September 30, 2000 and each of the last four years, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                                                  MINIMUM RENT PLUS PERCENTAGE RENT
                                  ---------------------------------------------------------------------------------------------
                     AVERAGE               TOTAL STORES                     ANCHOR STORES               SPECIALTY STORES
                     PERCENT      ---------------------------------------------------------------------------------------------
                    LEASED (1)        TOTAL         PER SQ. FT.       TOTAL         PER SQ. FT.       TOTAL         PER SQ. FT.
                    ----------    -------------    ------------    ------------    ------------   -------------    ------------
POTOMAC MILLS
         2000           97%       $ 22,567,154       $15.00       $  6,934,756       $ 7.54       $ 15,632,398       $26.70
         1999           96          22,184,170        14.78          6,228,103         6.93         15,956,067        26.31
         1998           95          21,443,619        14.43          6,001,966         6.75         15,441,653        25.91
         1997           96          20,980,272        14.04          6,284,111         6.86         14,696,161        25.44
         1996           96          20,865,975        14.00          6,142,999         6.76         14,722,976        23.32

FRANKLIN MILLS
         2000           92%         18,790,389        13.33          6,866,693         7.80         11,923,696        22.54
         1999           95          18,889,430        13.05          6,799,317         7.44         12,090,113        22.67
         1998           94          17,689,143        12.38          6,050,348         6.61         11,638,795        22.64
         1997           92          16,549,052        11.47          5,700,661         6.05         10,848,391        21.68
         1996           92          16,318,689        11.40          5,291,698         5.67         11,026,991        22.16

SAWGRASS MILLS
         2000           95%         27,166,175        17.56          7,645,745         8.42         19,520,430        30.55
         1999 (2)       97          27,047,670        17.21          7,428,095         8.10         19,619,575        30.00
         1998 (2)       98          26,969,276        17.29          7,265,079         8.13         19,704,197        29.57
         1997 (2)       97          26,448,955        17.08          7,384,896         8.28         19,064,059        29.04
         1996           98          25,787,924        16.55          7,150,346         8.03         18,637,578        27.90

GURNEE MILLS
         2000           95%         18,985,957        13.74          5,677,775         6.88         13,308,182        23.92
         1999           96          18,652,338        13.60          5,350,186         6.71         13,302,152        23.20
         1998           96          17,525,250        13.06          5,022,342         6.52         12,502,908        21.85
         1997           91          15,900,406        13.80          4,418,036         7.42         11,482,370        20.63
         1996           90          15,340,496        13.62          3,823,991         6.78         11,516,505        20.50

ONTARIO MILLS
         2000           97%         21,922,527        16.87          9,111,536        10.89         12,810,991        27.66
         1999           98          19,953,687        16.35          7,716,126        10.69         12,237,561        24.55
         1998           98          19,516,934        16.50          7,300,086        10.61         12,216,848        24.68
         1997           95          18,708,479        17.11          6,358,058        10.11         12,350,421        26.59

GRAPEVINE MILLS
         2000           97%         24,460,446        16.76         11,653,073        12.10         12,807,373        25.80
         1999 (3)       97          21,608,407        17.78          8,986,655        12.75         12,621,752        24.72
         1998           95          21,108,019        18.03          8,797,950        12.74         12,310,069        25.63

ARIZONA MILLS
         2000           97%         21,981,301        18.39          8,012,652        11.43         13,968,649        28.25
         1999           97          21,527,568        17.97          8,158,743        11.71         13,368,825        26.69
         1998           95          19,165,290        16.82          7,262,540        10.83         11,902,750        25.41

THE OASIS AT SAWGRASS
         2000           88%          6,083,660        29.84          1,531,228        20.31          4,552,432        35.44

CONCORD MILLS
         2000           90%         20,438,493        18.11          7,927,214        11.59         12,511,279        28.15

KATY MILLS
         2000           92%         19,785,562        18.64          7,039,847        11.91         12,745,715        27.10

TOTAL - MILLS
         2000           95%       $202,181,664       $16.58       $ 72,400,519       $ 9.81       $129,781,145       $27.00
         1999           97         149,863,270        15.73         50,667,225         8.97         99,196,045        25.61
         1998           96         143,417,531        15.41         47,700,311         8.65         95,717,220        25.24
         1997           94          98,587,164        14.65         30,145,762         7.58         68,441,402        24.84
         1996           94          78,313,084        13.97         22,409,034         6.80         55,904,050        24.21

-------------
(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

(3) Annual rent excludes $1,014,839 of rent for 1999 related to a tenant that occupies space that is outside the service road which encompasses the mall.

Note: The above amounts do not include Mainstreet retail income of $2,088,630 for 2000, $2,423,346 for 1999, $2,205,661 for 1998,
        $2,066,991 for 1997,  and $2,088,000 for 1996.   2000 includes an
        estimate of annualized percentage rent.

                                AVERAGE RENTS

The following table sets forth, for the nine months ended September 30, 2000 and each of the last four years, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                                                    MINIMUM RENT PLUS PERCENTAGE RENT
                                     ---------------------------------------------------------------------------------------------
                           AVERAGE             TOTAL STORES                   ANCHOR STORES                SPECIALTY STORES
                           PERCENT   ---------------------------------------------------------------------------------------------
                          LEASED (1)      TOTAL         PER SQ. FT.      TOTAL        PER SQ. FT.        TOTAL        PER SQ. FT.
                          ---------- ---------------  -------------  -------------  --------------  ---------------  -------------
 THE BLOCK AT ORANGE
      2000                   93%     $    17,024,291  $    28.83     $   6,819,112   $    18.81     $    10,205,179   $      44.76
      1999                   93           16,282,327       27.10         6,715,008        18.67           9,567,319          39.67

 TOTAL (INCL THE BLOCK)
      2000                   94%     $   219,205,955  $    17.15     $  79,219,631   $    10.23     $   139,986,324   $      27.90
      1999                   96          166,145,597       16.41        57,382,233         9.55         108,763,364          26.43

---------------
(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

(3) Annual rent excludes $1,014,839 of rent for 1999 related to a tenant that occupies space that is outside the service road which encompasses the mall.

Note: The above amounts do not include Mainstreet retail income of  $2,088,630 for 2000, $2,423,346 for 1999, $2,205,661 for 1998, $2,066,991 for 1997,
      and $2,088,000 for 1996. 2000 includes an estimate of annualized percentage rent.

                              THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                            AS OF SEPTEMBER 30, 2000

                                          Principal
                                           Balance                                     Annual Interest           Maturity
                                           (000's)            Interest Rate Type               Rate                 Date
                                           -------            ------------------               ----                 ----
Potomac Mills/Gurnee Mills:
         Tranche A                             $200,061             Fixed                            6.905%         12/17/26  (1)
         Tranche B                               27,000             Fixed                            7.021%         12/17/26  (1)
         Tranche C                               15,000             Fixed                            7.235%         12/17/26  (1)
         Tranche D                               30,000             Fixed                            7.701%         12/17/26  (1)
Franklin Mills and Liberty Plaza
         Tranche A                              106,652             Fixed                            7.882%           6/1/27  (3)
         Mortgage Loan                           19,396             Fixed                            7.440%           6/1/27  (3)
         Mortgage Loan                           12,673             Fixed                            6.220%           6/1/27  (3)
Sawgrass Mills                                  285,000            Variable               275 bp over Libor          6/18/01
CVS Portfolio (25 stores)                        35,967             Fixed                            7.960%         10/10/10
CVS Portfolio (25 stores)                        28,330             Fixed                            9.350%          1/10/23
Concord Mills Residual III                        8,788            Variable               200 bp over Libor         12/31/00  (11)
                                       -----------------
Total Property Mortgages                        768,867
                                       -----------------

Corporate Misc                                       36             Fixed                            8.250%         10/31/00
Corporate Misc                                    2,400             Fixed                            7.180%          7/15/01
Mainstreet Retail                                13,275            Variable               425 bp over Libor          7/21/10
Foodbrand                                        12,423             Fixed                           11.070%          7/15/05
Corporate Term Loan                              50,000            Variable               225 bp over Libor           6/1/03
Corporate Line of Credit                         75,000            Variable               275 bp over Libor           6/1/02  (8)
Sawgrass Residual                                 4,266            Variable               165 bp over Libor          1/18/01
                                       -----------------
       Total                                   $926,267
                                       =================

                                         Annual          Earliest day          Recourse to
                                        Interest        at which debt           Company or
                                         (000's)        can be repaid          Op. Ptnrshp
                                         -------        -------------          -----------
Potomac Mills/Gurnee Mills:
         Tranche A                     $    13,813             (2)                 0%
         Tranche B                           1,896             (2)                 0%
         Tranche C                           1,085             (2)                 0%
         Tranche D                           2,310             (2)                 0%
Franklin Mills and Liberty Plaza                                                   0%
         Tranche A                           8,406             (4)                 0%
         Mortgage Loan                       1,443             (4)                 0%
         Mortgage Loan                         788             (4)                 0%
Sawgrass Mills                              26,697  (6)        (5)                 0%
CVS Portfolio (25 stores)                    2,863            (15)                 0%
CVS Portfolio (25 stores)                    2,649            (16)                 0%
Concord Mills Residual III                     757  (6)        (7)               100%
                                       -------------
Total Property Mortgages                    62,707
                                       -------------

Corporate Misc                                    3            (9)                 0%
Corporate Misc                                  172            (9)                 0%
Mainstreet Retail                             1,443           (14)               100%  (14)
Foodbrand                                     1,375           (13)               100%
Corporate Term Loan                           4,434 (6)   (7),(12)                 0%  (12)
Corporate Line of Credit                      7,026 (6)   (7), (8)               100%
Sawgrass Residual                               331 (6)       (10)                 0%
                                       -------------
       Total                              $  77,491
                                       =============



(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

(2) Prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could have earn if it invested the repayment in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.

(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5) The indebtedness is a non-amortizing loan with an anticipated balloon payment date of June 18, 2001. Prepayment on the entire loan balance is permitted with a prepayment penalty of $2,215.

(6) Calculated using 30-day LIBOR at 6.6175%, which was the rate at September 30, 2000.

(7)    Prepayable, in whole or in part, at any time without prepayment penalty.

(8) The total commitment under the Line of Credit is $75,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 175 bp to 275 bp over Libor subject to certain leverage tests (Libor + 275 bp at 9/30/00).

(9) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.

(10) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

(11) The total commitment under this loan is $9,000. Funds are available subject to certain performance measures and restrictive covenants. The indebtedness matures on December 31, 2000. The loan is guaranteed by the Company.

(12) The $50 million term loan is secured by the Company's interest in the Franklin Mills property. The loan has mandatory principal repayments in the amount of $5 million due on or before June 1, 2001 and $10 million due on or before June 1, 2002.

(13) The indebtedness relates to capital leases for fixtures and equipment for Foodbrand operations at Katy Mills, Franklin Mills and Opry Mills. The leases have five year terms and are guaranteed by the Company.

(14) The indebtedness is a 10 year amortizing loan with a repayment date of July 21, 2010. Interest is payable at variable rate of LIBOR plus 425 bp for the first 24 months of the loan. After the first 24 months, the interest rate will be payable at a variable rate which will be the higher of LIBOR plus 425 bp or the 7 year Treasury Rate. The collateral for the loan is all the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. Also, the loan is guaranteed by the Company.

(15) The indebtedness a non amortizing loan with an anticipated balloon repayment date of October 10, 2010. Interest is payable at a fixed rate of 7.96%. The loan may be prepaid upon 30 days notice to lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation.

(16) The indebtedness a non amortizing loan with an anticipated balloon repayment date of January 10, 2023. Interest is payable at a fixed rate of 9.35%. The loan may be prepaid upon 30 days notice to lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation.

                            THE MILLS CORPORATION
              SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                            (DOLLARS IN THOUSANDS)
                           AS OF SEPTEMBER 30, 2000

                                 Principal
                                  Balance                   Total            Interest Rate        Annual Interest
                                  (000's)                 Commitment              Type                 Rate
                                  -------                 ----------              ----                 ----
Arizona Mills                  $       142,214           $     142,214  (22)    Variable            130 bp over Libor (5)
Grapevine Mills                        155,000                 155,000           Fixed                         6.465%
Ontario Mills                          142,509                 145,000           Fixed                         6.750%
Block at Orange                        129,941                 136,000          Variable            135 bp over Libor (6)
Sawgrass Phase III                      44,000                  44,000          Variable            110 bp over Libor (7)
Sawgrass Phase III                       3,495                   6,500          Variable            275 bp over Libor
Concord Mills                          177,379                 199,000          Variable            120 bp over Libor (13)
Katy Mills                             164,270                 168,000          Variable            175 bp over Libor
Opry Mills                             162,483                 176,500  (18)     Fixed   (17)       200 bp over Libor
Arundel Mills                           74,706                 191,000          Variable            165 bp over Libor
Arundel Mills                           10,000                  10,000          Variable            225 bp over Libor
Discover Mills                           7,000                  12,000          Variable            350 bp over Libor
                              -----------------         ---------------
       Total                   $     1,212,997           $   1,385,214
                              =================         ===============


                                                     Annual        Earliest day      Recourse to
                               Maturity             Interest       at which debt      Company or
                                 Date                (000's)       can be repaid     Op. Ptnrshp
                                 ----                -------       -------------     -----------
Arizona Mills                     2/1/02          $    11,260 (4)       (1)              9.2%  (10)
Grapevine Mills                   9/1/32 (8)           10,021           (2)              0.0%
Ontario Mills                    12/1/28 (8)            9,619           (3)              0.0%
City Block at Orange             1/22/02               10,353 (4)       (3)             26.7%  (11)
Sawgrass Phase III               1/18/01                3,396 (4)      (15)              0.0%  (12)
Sawgrass Phase III               1/18/01                  327 (4)      (15)              0.0%  (12)
Concord Mills                    12/2/01               13,867 (4)       (2)             10.0%  (13)
Katy Mills                       3/31/02               13,745 (4)      (15)             25.0%  (14)
Opry Mills                       10/1/02               14,002 (4)      (16)            100.0%  (18)
Arundel Mills                    5/30/03                6,176 (4)      (19)             50.0%  (20)
Arundel Mills                   11/30/00                  887 (4)      (19)             50.0%  (20)
Discover Mills                  12/20/00                  708 (4)      (19)            100.0%  (21)
                                                  ------------
       Total                                      $    94,361
                                                  ============

(1) The indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent, provided that (i) an partial prepayment shall be in principal amount of not less than $1 million and an integral multiple of $100,000; and (ii) each prepayment under this shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3) The Company shall have the right to make prepayments of the loan, without penalty and a late charge, as the case may be following the occurrence of an Event of Default under any of the Loan Documents), in whole or in part, upon not less than 5 Business Days prior written notice to Lender. No prepayment of all or part of the Loan, including any mandatory prepayment of the Loan made as a result of an acceleration of the Loan or pursuant to the immediately preceding sentence, shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs and reasonable, out-of-pocket attorneys' fees and disbursements incurred by Lender and any participants in good faith as a result of the prepayment.

(4) Calculated using 30-day LIBOR at 6.6175%, which was the rate at September 30, 2000.

(5) The loan is a construction facility with a maximum availability of $142,214. The rate is capped at 9.5% until maturity, plus credit spread, based on one month LIBOR.

(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred,
       (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.

(8) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of September 30, 2000, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula.

(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of September 30, 2000 the guarantee amount was $34,000.

(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of June 30, 2000, the guarantee amount was 0%.

(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of September 30, 2000, the guarantee amount was 10%.

(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
       (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of September 30, 2000, the guarantee amount was 25%.

(15) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

(16) The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(17) The interest rate is considered as fixed, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

(18) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%. On September 29, 2000, the Company entered into a modification agreement whereby the loan commitment was increased from $168,000 to $176,500. As of September 30, 2000, the guarantee amount was 100%.

(19) Prepayable, in whole or in part, at any time upon 5 days prior notice to lender without prepayment penalty. Any partial prepayments shall be in $100,000 increments.

(20)   Principal is guaranteed severally by the Company and Simon Property
       Group.

(21)   Principal is guaranteed by the Company.

(22) The Company refinanced this loan on October 2, 2000 with a new mortgage loan in the amount of $146,000. The new indebtedness is a 30 year amortizing loan with an anticipated balloon repayment date of October 5, 2010. Interest is payable at a fixed rate of 7.895%.

                              THE MILLS CORPORATION
                       GROSS TENANT REPORTED SALES (1) (2)
                               SEPTEMBER 30, 2000



                            Twelve Months ended September 30, 2000
                            --------------------------------------
                             Sq Ft            Sales            psf
                             -----            -----            ---


Potomac Mills:
      Anchor/Majors            935,540       $ 217,641,936       $ 233
      Specialty                569,599         189,141,445         332
      Temporary/Kiosk                -           5,169,937           -
                         ----------------------------------------------
                             1,505,139       $ 411,953,318       $ 274

Franklin Mills:
      Anchor/Majors            954,566       $ 157,546,111       $ 165
      Specialty                519,175         162,646,584         313
      Temporary/Kiosk                -           8,297,053           -
                         ----------------------------------------------
                             1,473,741       $ 328,489,748       $ 223

Sawgrass Mills:
      Anchor/Majors          1,126,738       $ 356,070,659       $ 316
      Specialty                632,724         274,146,673         433
      Temporary/Kiosk                -          13,656,229           -
                         ----------------------------------------------
                             1,759,462       $ 643,873,561       $ 366

Gurnee Mills:
      Anchor/Majors            844,872       $ 136,707,864       $ 162
      Specialty                541,518         162,325,032         300
      Temporary/Kiosk                -           7,023,615           -
                         ----------------------------------------------
                             1,386,390       $ 306,056,511       $ 221

Ontario Mills:
      Anchor/Majors            946,810       $ 156,255,812       $ 165
      Specialty                455,213         175,957,015         387
      Temporary/Kiosk                -           6,417,917           -
                         ----------------------------------------------
                             1,402,023       $ 338,630,744       $ 242

Grapevine Mills:
      Anchor/Majors            857,188       $ 185,407,585       $ 216
      Specialty                490,587         145,920,922         297
      Temporary/Kiosk                -          10,783,248           -
                         ----------------------------------------------
                             1,347,775       $ 342,111,755       $ 254

Arizona Mills:
      Anchor/Majors            673,896       $ 118,408,694       $ 176
      Specialty                472,561         149,450,464         316
      Temporary/Kiosk                -           7,995,264           -
                         ----------------------------------------------
                             1,146,457       $ 275,854,422       $ 241

The Oasis at Sawgrass:
      Anchor/Majors            134,860        $ 14,370,257       $ 107
      Specialty                130,003          68,543,237         527
      Temporary/Kiosk                -                   -           -
                         ----------------------------------------------
                               264,863        $ 82,913,494       $ 313

Total Mills
      Anchor/Majors          6,474,470     $ 1,342,408,918       $ 207
      Specialty              3,811,380       1,328,131,372         348
      Temporary Kiosk                -          59,343,263           -
                         ----------------------------------------------
                            10,285,850     $ 2,729,883,553       $ 265
                         ==============================================

The Block at Orange
      Anchor/Majors            359,798        $ 64,877,554       $ 180
      Specialty                227,881          83,880,377         368
      Temporary/Kiosk                -           5,486,156           -
                         ----------------------------------------------
                               587,679       $ 154,244,087       $ 262


Total Mills and The Block
      Anchor/Majors          6,834,268     $ 1,407,286,472       $ 206
      Specialty              4,039,261       1,412,011,749         350
      Temporary Kiosk                -          64,829,419           -
                         ----------------------------------------------
                            10,873,529     $ 2,884,127,640       $ 265
                         ==============================================




                             Twelve Months ended September 30, 1999           Twelve Months ended December 31, 1999
                             --------------------------------------           -------------------------------------
                              Sq Ft            Sales            psf           Sq Ft            Sales            psf
                              -----            -----            ---           -----            -----            ---


Potomac Mills:
      Anchor/Majors             904,826       $ 202,736,680       $ 224         908,839       $ 203,605,964       $ 224
      Specialty                 595,506         192,900,739         324         589,380         194,162,316         329
      Temporary/Kiosk                 -           3,170,979           -               -           4,402,397           -
                          ----------------------------------------------  ----------------------------------------------
                              1,500,332       $ 398,808,398       $ 266       1,498,219       $ 402,170,677       $ 268

Franklin Mills:
      Anchor/Majors             962,442       $ 156,248,099       $ 162         958,557       $ 161,484,240       $ 168
      Specialty                 540,541         169,002,646         313         522,365         164,958,255         316
      Temporary/Kiosk                 -           1,594,403           -               -           6,502,230           -
                          ----------------------------------------------  ----------------------------------------------
                              1,502,983       $ 326,845,148       $ 217       1,480,922       $ 332,944,725       $ 225

Sawgrass Mills:
      Anchor/Majors           1,142,301       $ 338,340,060       $ 296       1,140,813       $ 342,642,918       $ 300
      Specialty                 654,591         288,953,311         441         648,498         282,866,635         436
      Temporary/Kiosk                 -           8,017,991           -               -           9,002,205           -
                          ----------------------------------------------  ----------------------------------------------
                              1,796,892       $ 635,311,362       $ 354       1,789,311       $ 634,511,758       $ 355

Gurnee Mills:
      Anchor/Majors             829,648       $ 144,598,168       $ 174         832,290       $ 139,416,739       $ 168
      Specialty                 572,196         164,268,524         287         567,505         164,669,598         290
      Temporary/Kiosk                 -           7,063,556           -               -           7,067,600           -
                          ----------------------------------------------  ----------------------------------------------
                              1,401,844       $ 315,930,248       $ 225       1,399,795       $ 311,153,937       $ 222

Ontario Mills:
      Anchor/Majors             847,994       $ 139,859,145       $ 165         871,267       $ 145,908,434       $ 167
      Specialty                 482,017         172,120,742         357         479,270         173,224,557         361
      Temporary/Kiosk                 -           8,187,482           -               -           7,306,868           -
                          ----------------------------------------------  ----------------------------------------------
                              1,330,011       $ 320,167,369       $ 241       1,350,537       $ 326,439,859       $ 242

Grapevine Mills:
      Anchor/Majors             665,583       $ 114,102,906       $ 171         803,425       $ 172,500,779       $ 215
      Specialty                 507,180         151,335,145         298         506,035         150,259,271         297
      Temporary/Kiosk                 -           8,400,083           -               -           9,030,995           -
                          ----------------------------------------------  ----------------------------------------------
                              1,172,763       $ 273,838,134       $ 233       1,309,460       $ 331,791,045       $ 253

Arizona Mills:
      Anchor/Majors             663,358       $ 118,177,120       $ 178         674,963       $ 118,027,825       $ 175
      Specialty                 485,915         145,762,505         300         489,120         150,345,621         307
      Temporary/Kiosk                 -           7,039,689           -               -           7,321,984           -
                          ----------------------------------------------  ----------------------------------------------
                              1,149,273       $ 270,979,314       $ 236       1,164,083       $ 275,695,430       $ 237

The Oasis at Sawgrass:
      Anchor/Majors          N/A (1)          N/A (1)         N/A (1)        N/A (1)          N/A (1)         N/A (1)
      Specialty              N/A (1)          N/A (1)         N/A (1)        N/A (1)          N/A (1)         N/A (1)
      Temporary/Kiosk        N/A (1)          N/A (1)         N/A (1)        N/A (1)          N/A (1)         N/A (1)
                          ----------------------------------------------  ----------------------------------------------
                             N/A (1)          N/A (1)         N/A (1)        N/A (1)          N/A (1)         N/A (1)

Total Mills
      Anchor/Majors           6,016,152     $ 1,214,062,178       $ 202       6,190,154      $1,283,586,899       $ 207
      Specialty               3,837,946       1,284,343,612         335       3,802,173       1,280,486,253         337
      Temporary Kiosk                 -          43,474,183           -               -          50,634,279           -
                          ----------------------------------------------  ----------------------------------------------
                              9,854,098     $ 2,541,879,973       $ 258       9,992,327      $2,614,707,431       $ 262
                          ==============================================  ==============================================

The Block at Orange
      Anchor/Majors          N/A (1)          N/A (1)         N/A (1)           357,956        $ 63,274,627       $ 177
      Specialty              N/A (1)          N/A (1)         N/A (1)           239,765          80,930,385         338
      Temporary/Kiosk        N/A (1)          N/A (1)         N/A (1)                 -           7,208,445           -
                          ----------------------------------------------  ----------------------------------------------
                             N/A (1)          N/A (1)         N/A (1)           597,721       $ 151,413,457       $ 253


Total Mills and The BlocK
      Anchor/Majors           6,016,152     $ 1,214,062,178       $ 202       6,548,110      $1,346,861,526       $ 206
      Specialty               3,837,946       1,284,343,612         335       4,041,938       1,361,416,638         337
      Temporary Kiosk                 -          43,474,183           -               -          57,842,724           -
                          ----------------------------------------------  ----------------------------------------------
                              9,854,098     $ 2,541,879,973       $ 258      10,590,048      $2,766,120,888       $ 261
                          ==============================================  ==============================================


(1) Concord Mills, Katy Mills and Opry Mills which opened September 1999, October 1999 and May 2000, respectively are excluded from this analysis, since these projects have not reached stabilized performance levels.
(2) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

                             THE MILLS CORPORATION
                    COMPARABLE SPECIALTY STORE TENANT SALES
                     NINE MONTHS 2000 VS. NINE MONTHS 1999
                                 (IN THOUSANDS)



                                               YTD                   YTD
                                          Sep. 30, 2000         Sep. 30, 1999          Percentage
                                              Sales                 Sales                Change
                                              -----                 -----                ------
Property Name:
--------------


     Potomac Mills                               $ 110,323            $ 113,739                 -3.0%


     Franklin Mills                                 94,174               97,962                 -3.9%


     Sawgrass Mills                                158,046              156,432                  1.0%


     Gurnee Mills                                   82,618               85,847                 -3.8%


     Ontario Mills                                 100,412               93,598                  7.3%


     Grapevine Mills                                82,722               84,390                 -2.0%


     Arizona Mills                                  86,234               80,652                  6.9%
                                        -------------------   ------------------   -------------------


     Total Mills                                 $ 714,529            $ 712,620                  0.3%
                                        ===================   ==================   ===================


     The Block at Orange                          $ 52,535             $ 48,232                  8.9%
                                        -------------------   ------------------   -------------------


     Total including The Block                   $ 767,064            $ 760,852                  0.8%
                                        ===================   ==================   ===================



Note: Comparable sales presented above are based on tenant reported sales for the nine months ended September 30, 2000 versus the nine months ended September 30 1999 and include only those tenants that have been in occupancy for past 21 month period ended September 30, 2000.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES




MILLS, BLOCK AND COMMUNITY CENTERS COMBINED (9), (10), (11)

                                                               Nine Months Ended                   Year ended December 31,
                                                              September 30, 2000               1999                       1998
                                                             ----------------------       --------------------     ----------------


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                    $ 643,300             $ 284,206          $ 1,356,290

Per Square Foot (2)                                                           0.05                  0.03                 0.12


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                  $ 2,577,533           $ 3,934,656          $ 4,497,574

Per Square Foot Improved (4)                                                  6.63                  8.52                 7.85
Per Square Foot (2)                                                           0.28                  0.38                 0.46


TOTAL RECURRING COSTS

Costs                                                                  $ 3,220,834           $ 4,218,862          $ 5,853,864
Per Square Foot (2)                                                           0.33                  0.41                 0.58


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                 $ 16,705,915 (7)      $ 22,811,936 (7)     $ 18,774,753 (7)

Per Square Foot Improved (5)                                                 50.24                 51.85                71.68
Per Square Foot (2)                                                           1.28                  1.91                 1.58


WORK IN PROCESS (6)

Cummulative Costs                                                      $ 8,097,414           $ 2,676,259          $ 8,447,326

Cummulative Per Square Foot Improved (8)                                     33.59                 18.81                25.99



(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs.
      Excludes expansion costs for Sawgrass Mills Phase III (The Oasis),
      Ontario Mills and Grapevine Mills.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9)   Excludes projects that have not completed at least one entire fiscal year.
(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.
(11)  The Company sold ten of its eleven community centers on August 3, 2000.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES



MILLS AND BLOCK PORTFOLIO (9), (10)

                                                           Nine Months Ended                 Year ended December 31,
                                                          September 30, 2000             1999                       1998
                                                         ----------------------    -------------------       --------------------


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                $ 495,992              $ 111,657                  $ 852,262

Per Square Foot (2)                                                       0.05                   0.01                       0.10


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                              $ 1,833,785            $ 3,647,528                $ 3,304,643

Per Square Foot Improved (4)                                              6.93                   9.28                       8.53
Per Square Foot (2)                                                       0.27                   0.44                       0.44


TOTAL RECURRING COSTS

Costs                                                              $ 2,329,777            $ 3,759,185                $ 4,156,905
Per Square Foot (2)                                                       0.32                   0.45                       0.54


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                             $ 13,762,744 (7)       $ 16,842,194 (7)           $ 18,038,585 (7)

Per Square Foot Improved (5)                                             51.38                  64.28                      96.48
Per Square Foot (2)                                                       1.27                   1.73                       1.86


WORK IN PROCESS (6)

Cummulative Costs                                                  $ 3,273,183            $ 1,955,746                $ 6,779,660

Cummulative Per Square Foot Improved (8)                                 19.29                  38.97                      38.45

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4)    Calculated as Recurring Tenant Improvements/Leasing Costs divided by
       GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9) Excludes projects that have not completed at least one entire fiscal year.
(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES




COMMUNITY CENTERS  (8)

                                                            Nine Months Ended             Year ended December 31,
                                                           September 30, 2000         1999                       1998
                                                          ----------------------  -----------------       --------------------


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                 $ 147,308          $ 172,549                  $ 504,028

Per Square Foot (2)                                                        0.07               0.08                       0.23


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                 $ 743,748          $ 287,128                $ 1,192,931

Per Square Foot Improved (4)                                               5.66               3.83                       6.10
Per Square Foot (1)                                                        0.34               0.13                       0.54


TOTAL RECURRING COSTS

Costs                                                                 $ 891,057          $ 459,677                $ 1,696,959
Per Square Foot (2)                                                        0.40               0.21                       0.77


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                               $ 2,943,172        $ 5,969,742                  $ 736,168

Per Square Foot Improved (5)                                              45.50              33.49                       9.76
Per Square Foot (2)                                                        1.34               2.71                       0.33

WORK IN PROCESS (6)

Cummulative Costs                                                   $ 4,824,231          $ 720,513                $ 1,667,666

Cummulative Per Square Foot Improved (7)                                  85.37               7.83                      11.22

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4)    Calculated as Recurring Tenant Improvements/Leasing Costs divided by
       GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Calculated as Work In Process divided by GLA of all space with work in process.
(8)    The Company sold ten of its eleven community centers on August 3, 2000.

                              THE MILLS CORPORATION
                              KEY FINANCIAL RATIOS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                               SEPTEMBER 30, 2000
                                   (UNAUDITED)

                                                                                                       As of the
                                                                                             Twelve Months Ended September 30,

                                                                                               2000                  1999
                                                                                         -----------------      ----------------
COVERAGE RATIOS (Trailing 12 months EBITDA with JV's, Interest Expense with JV's)

           Consolidated Interest Expense                                                           53,235                45,114
           JV Portion of Interest Expense                                                          24,355                12,838
                                                                                         -----------------      ----------------
           Total Interest Expense                                                                  77,590                57,952

           Interest Coverage Ratio (EBITDA / Interest Expense)                                       2.42                  2.70

           Fixed Charge Ratio (EBITDA / Interest Expense and Principle Amortization)                 2.22                  2.45

LEVERAGE RATIOS

           Consolidated Debt to Market Capitalization Ratio                                         55.5%                 55.4%

           Total Debt to Market Capitalization Ratio (Includes Mills' Share of JV Debt)             65.6%                 62.5%

DIVIDEND PAYOUT RATIOS (Trailing 12 months)

           Dividends Paid                                                                          81,082                77,859

           Funds from Operations                                                                  102,347                91,615

           Adjusted Funds from Operations                                                          96,913                86,584

           FFO Payout Ratio  (Dividend / FFO)                                                        0.79                  0.85

           AFFO Payout Ratio  (Dividend / AFFO)                                                      0.84                  0.90

DEBT INDICATORS

           Weighted Average Maturity (Includes Mills' Share of JV Debt)                              3.45                  4.25

           Weighted Average Interest Rate (Consolidated Debt Only)                                  8.37%                 7.26%

           Weighted Average Interest Rate (Includes Mills' Share of JV Debt)                        8.19%                 7.16%

           Fixed Rate Debt % (Consolidated Debt)                                                    52.9%                 76.1%

           Fixed Rate Debt % (Includes Mills' Share of JV Debt)  (1)                                51.2%                 66.7%


          (1) Assume Opry Mills as fixed rate debt, since the variable rate portion of interest rate has a cap of 7.00% and a floor of 6.275%.

                            THE MILLS CORPORATION
                             KEY FINANCIAL RATIOS
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                              SEPTEMBER 30, 2000
                                 (UNAUDITED)

                                                                                                       As of the
                                                                                           Twelve Months Ended September 30,

                                                                                            2000                        1999
                                                                                     ------------------        -------------------
MARKET CAPITALIZATION CALCULATIONS
----------------------------------

              Shares and units outstanding (end of quarter)                                  39,139                      39,386
              Stock price (end of quarter)                                           $       18.938             $        17.813
                                                                                     ------------------        -------------------
              Equity Market Capitalization  (A)                                      $      741,195             $       701,583


              Consolidated Debt (end of quarter)                                            926,267                     871,932
              Mills' Share of JV Debt (end of quarter)                                      484,136                     296,913
                                                                                     ------------------        -------------------
              Total Debt                    (B)                                           1,410,403                   1,168,845

              Total Market Capitalization  (A) + (B)                                      2,151,598                   1,870,428
                                                                                     ==================        ===================

EBITDA CALCULATION
------------------

              Income Before Extraordinary Items and Minority Interest                        61,716                      49,851
              Less:  Gain on sale of community centers                                      (18,370)                         --
              Less:  Equity in Earnings of Unconsolidated JV's before
                Extraordinary Items                                                         (11,163)                    (11,320)
              Plus:  Consolidated Depreciation and Amortization                              39,039                      35,693
              Plus:  Consolidated Interest Expense                                           53,235                      45,114
              Plus:  JV Share of EBITDA from JV Investments                                  63,406                      37,286
                                                                                     ------------------        -------------------
              Total EBITDA                                                                  187,863                     156,624
                                                                                     ==================        ===================

FFO and AFFO (Trailing 12 months)
---------------------------------
              Funds From Operations                                                         102,347                      91,615
              Less: Recurring Capital Expenditures                                           (5,434)                     (5,031)
                                                                                     ------------------        -------------------
              Adjusted Funds From Operations                                                 96,913                      86,584
                                                                                     ==================        ===================